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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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☐	Soliciting Material under §240.14a-12

California Water Service Group
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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California Water Service Group
California Water Service Company, Hawaii Water Service Company,
New Mexico Water Service Company, Washington Water Service Company,
CWS Utility Services, and HWS Utility Services

1720 North First Street
San Jose, CA 95112-4508
(408) 367-8200

April 17, 2019

Dear Fellow Stockholder:

You are cordially invited to attend our Annual Meeting of Stockholders at 9:30 a.m. on May 29, 2019, at the executive offices of California Water Service Group, located at 1720 North First Street in San Jose, California.

Enclosed please find a notice of matters to be voted on at the meeting, our Proxy Statement, a proxy card, and our 2018 Annual Report.

Whether or not you plan to attend, your vote is important. Please vote your shares as soon as possible in one of three ways: by Internet, by telephone, or by mail. Instructions regarding how to vote are included on the proxy card or voting instruction card.

In a continuing effort to conserve natural resources and reduce costs, we produced a summary annual report again this year, opting not to duplicate the financial information that continues to be provided in our Form 10-K filed with the Securities and Exchange Commission. Your perspectives on the annual report are valuable to us. Please send your feedback to annualreport@calwater.com.

Thank you for your investment in the California Water Service Group.

Sincerely,

/s/ PETER C. NELSON

Peter C. Nelson
Chairman of the Board

For directions to the Annual Meeting, please refer to page 61 of this Proxy Statement.

California Water Service Group

Notice of Annual Meeting of Stockholders

The 2019 Annual Meeting of Stockholders (Annual Meeting) of California Water Service Group (Group) will be held on Wednesday, May 29, 2019, at 9:30 a.m., at the executive offices of California Water Service Group, located at 1720 North First Street, San Jose, California 95112. At the Annual Meeting, stockholders will consider and vote on the following matters:

1.
Election of the ten directors named in the Proxy Statement;

2.
An advisory vote to approve executive compensation;

3.
Ratification of the selection of Deloitte & Touche LLP as the Group's independent registered public accounting firm for 2019; and

4.
Such other business as may properly come before the Annual Meeting.

The Board of Directors has fixed the close of business on April 2, 2019 as the record date for the determination of holders of common stock entitled to notice of, and to vote at, the Annual Meeting.

Please submit a proxy as soon as possible so that your shares can be voted at the Annual Meeting in accordance with your instructions. You may submit your proxy: (a) by Internet, (b) by telephone, or (c) by U.S. Postal Service mail. You may revoke your proxy at any time prior to the vote at the Annual Meeting. Of course, in lieu of submitting a proxy, you may vote in person at the Annual Meeting; provided, however, that if you hold your shares in street name, you must request a legal proxy from your stockbroker in order to do so. For specific instructions, please refer to "Questions and Answers about the Proxy Materials and the Annual Meeting" in this Proxy Statement and the instructions on the proxy card.

Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting to be Held on May 29, 2019:Electronic copies of the Group's Form 10-K, including exhibits, and this Proxy Statement will be available at www.proxyvote.com.

By Order of the Board of Directors

/s/ MICHELLE R. MORTENSEN

MICHELLE R. MORTENSEN
Corporate Secretary
April 17, 2019

PROXY STATEMENT

This Proxy Statement, dated April 17, 2019, relates to the solicitation of proxies by the Board of Directors of California Water Service Group (Group) for use at our 2019 Annual Meeting of Stockholders, which is scheduled to be held on May 29, 2019, at 9:30 a.m., at the executive offices of California Water Service Group, located at 1720 North First Street, San Jose, California 95112. We expect to begin mailing this Proxy Statement to stockholders on or about April 17, 2019.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

What am I voting on?

•
Election of the ten directors named in the Proxy Statement to serve until the 2020 Annual Meeting;

•
An advisory vote to approve executive compensation; and

•
Ratification of the selection of Deloitte & Touche LLP as the Group's independent registered public accounting firm for 2019.

Who may attend the Annual Meeting?

Any stockholders of the Group may attend.

Who is entitled to vote?

Stockholders of record on the record date are entitled to vote. The Board has fixed the close of business on April 2, 2019 as the record date (Record Date) for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting.

How many votes do I get?

Each share of common stock is entitled to one vote.

What constitutes a quorum?

A majority of the outstanding shares – present at the Annual Meeting or represented by persons holding valid proxies – constitutes a quorum. If you submit a valid proxy card, your shares will be considered in determining whether a quorum is present.

Without a quorum, no business may be transacted at the Annual Meeting. However, whether or not a quorum exists, a majority of the voting power of those present at the Annual Meeting may adjourn the Annual Meeting to another date, time, and place.

At the Record Date, there were 1,901 stockholders of record. There were 48,133,750 shares of our common stock outstanding and entitled to vote at the Annual Meeting.

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How are the directors elected?

Our bylaws provide for a majority voting standard for the election of directors in uncontested elections. Under this majority voting standard, each director must be elected by the affirmative vote of a majority of the votes cast with respect to the director. A majority of the votes cast means that the number of votes cast "FOR" a nominee for director exceeds the number of votes cast "AGAINST" that nominee for director. As a result, abstentions will not be counted in determining which nominees receive a majority of votes cast since abstentions do not represent votes cast for or against a nominee. If you hold your shares through a stockbroker (or other nominee), the stockbroker does not have authority to vote your shares in the election of directors without instructions from you. Shares that your stockbroker does not vote ("broker non-votes") are not considered votes cast for or against a nominee, and they will not be counted in determining which nominees receive a majority of votes cast. In accordance with our director resignation policy, the Nominating/Corporate Governance Committee has established procedures that require an incumbent nominee for director who does not receive the required votes for re-election to tender his or her resignation offer to the Nominating/Corporate Governance Committee. The Nominating/Corporate Governance Committee will recommend to the Board whether to accept or reject the offer, or whether other action should be taken. The Board will act on the Nominating/Corporate Governance Committee's recommendation within 90 days after certification of the election results. We will promptly publicly disclose the Board's decision regarding the resignation offer, including the rationale for rejecting the resignation offer, if applicable.

Who are the Board's nominees?

The nominees are Gregory E. Aliff, Terry P. Bayer, Shelly M. Esque, Edwin A. Guiles, Martin A. Kropelnicki, Thomas M. Krummel, M.D., Richard P. Magnuson, Peter C. Nelson, Carol M. Pottenger, and Lester A. Snow. All of the nominees are current Board members. See "Proposal No. 1 – Election of Directors" for biographical information and qualifications.

What are the Board's voting recommendations?

"FOR" each of the nominees to the Board (Proposal No. 1);

"FOR" the proposal regarding an advisory vote to approve executive compensation (Proposal No. 2); and

"FOR" the ratification of the selection of Deloitte & Touche LLP as the Group's independent registered public accounting firm for 2019 (Proposal No. 3).

How do I vote?

If you are a stockholder of record (that is, you hold your shares in your own name), you may vote by Internet, by telephone, by mail, or in person at the Annual Meeting. Different rules apply if your stockbroker or another nominee holds your shares for you (see below).

 You may vote by Internet.

You do this by following the "Vote by Internet" instructions on the proxy card. If you vote by Internet, you do not have to mail in your proxy card.

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 You may vote by telephone.

You do this by following the "Vote by Phone" instructions on the proxy card. If you vote by telephone, you do not have to mail in your proxy card. You must have a touch-tone phone to vote by telephone.

 You may vote by mail.

You do this by signing the proxy card and mailing it in the enclosed, prepaid, and addressed envelope. If you mark your voting instructions on the proxy card, your shares will be voted as you instruct.

If you return a signed card but do not provide voting instructions, your shares will be voted:

•
For the ten named director nominees;

•
For the advisory vote to approve executive compensation; and

•
For the ratification of the selection of Deloitte & Touche LLP as the Group's independent registered public accounting firm for 2019.

You may vote in person at the Annual Meeting.

We will distribute written ballots to anyone who wants to vote at the Annual Meeting. If you hold your shares in street name, you must request a legal proxy from your stockbroker in order to vote at the Annual Meeting.

What if I change my mind after I return my proxy?

You may revoke your proxy and/or change your vote at any time before the polls close at the Annual Meeting. You may do this by:

•
Signing another proxy with a later date;

•
Voting by Internet or by telephone (your latest Internet or telephone proxy is counted);

•
Voting again at the Annual Meeting; or

•
Notifying the Corporate Secretary, in writing, that you wish to revoke your previous proxy. We must receive your notice prior to the vote at the Annual Meeting.

Will my shares be voted if I do not return my proxy?

If you are a stockholder of record, and you do not return your proxy, your shares will not be voted unless you attend the Annual Meeting and vote in person.

What happens if my shares are held by my stockbroker (or other nominee)?

If your shares are held by a stockbroker (or other nominee), you will receive a voting instruction card so that you can instruct your stockbroker on how to vote your shares. If you do not return your voting instruction card, then your stockbroker, under certain circumstances, may vote your shares.

Specifically, stockbrokers have authority under exchange regulations to vote your uninstructed shares on certain "routine" matters. For "non-routine" matters, no votes will be cast on your behalf if you do not instruct your stockbroker on how to vote. If you wish to change the voting instructions that you gave to your stockbroker, you must ask your stockbroker how to do so.

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If you do not give your stockbroker voting instructions, your stockbroker may either:

•
Proceed to vote your shares on routine matters and refrain from voting on non-routine matters; or

•
Leave your shares entirely unvoted.

Shares that your stockbroker does not vote ("broker non-votes") will count towards the quorum only. We encourage you to provide your voting instructions to your stockbroker. This ensures that your shares will be voted at the Annual Meeting.

As to my stockbroker voting, which proposals are considered "routine" or "non-routine"?

The ratification of the selection of Deloitte & Touche LLP as the Group's independent registered public accounting firm for 2019 (Proposal No. 3) is routine. A stockbroker may generally vote on routine matters if the stockbroker has not received voting instructions from you with respect to such matters.

The election of directors (Proposal No. 1) and the advisory vote to approve executive compensation (Proposal No. 2) are matters considered "non-routine" under applicable rules. A stockbroker cannot vote without your instructions on non-routine matters.

What is the voting requirement to approve each of the proposals?

Proposal		Vote Required
Proposal No. 1 –	Election of ten directors	Majority of Votes Cast
Proposal No. 2 –	Advisory vote to approve executive compensation	Majority of Shares Present in Person or Represented by Proxy and Entitled to Vote
Proposal No. 3 –	Ratify the selection of Deloitte & Touche LLP as the Group's independent registered public accounting firm for 2019	Majority of Shares Present in Person or Represented by Proxy and Entitled to Vote

How are broker non-votes and abstentions treated?

Broker non-votes and abstentions are counted for purposes of determining whether a quorum is present. Only "FOR" and "AGAINST" votes are counted for purposes of determining the votes received in connection with the proposal relating to the election of directors (Proposal No. 1), and therefore broker non-votes and abstentions have no effect on that proposal. Stockbrokers may not vote your shares on Proposal No. 1 without instructions from you. The affirmative vote of the majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting is required to approve Proposal No. 2 and Proposal No. 3. Proposal No. 2 is advisory, meaning that it is not binding on the Board, although the Board will consider the outcome of the vote on this proposal. Abstentions have the effect of a vote "AGAINST" Proposal No. 2 and Proposal No. 3. Stockbrokers may vote your shares on Proposal No. 3 (but not on Proposal No. 2) without instructions from you. Shares resulting in broker non-votes, if any, are not entitled to vote and will have no effect on the outcome of these proposals.

Who will count the vote?

Representatives of Broadridge Financial Services, Proxy Services, will serve as the inspector of elections and count the votes.

What does it mean if I receive more than one proxy card?

It means that you have multiple accounts at the transfer agent and/or with stockbrokers. Please sign and return all proxy cards to ensure that all your shares are voted.

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What percentage of stock do the directors and executive officers own?

Together, directors and executive officers own approximately 1.0% of our common stock. See "Stock Ownership of Management and Certain Beneficial Owners" for more details elsewhere in this Proxy Statement.

Who are the largest common stockholders?

As of December 31, 2018, the largest stockholders were:

•
BlackRock, Inc. beneficially owned 7,470,871 shares of common stock, representing 15.5% of our aggregate outstanding stock as of such date;

•
The Vanguard Group, Inc. beneficially owned 5,478,254 shares of common stock, representing 11.39% of our aggregate outstanding stock as of such date;

•
State Street Corporation, beneficially owned 3,219,281 shares of common stock, representing 6.7% of our aggregate outstanding stock as of such date; and

•
T. Rowe Price Associates, Inc. beneficially owned 3,110,975 shares of common stock, representing 6.4% of our aggregate outstanding stock as of such date.

*
To the best of our knowledge, no other stockholders held more than 5% of our common shares as of such date.

What is the deadline for submitting stockholder proposals for the Group's proxy materials for next year's Annual Meeting?

Any proposals that stockholders intend to submit for inclusion in next year's Group proxy materials must be received by the Corporate Secretary of the Group by December 19, 2019. A proposal, together with any supporting statement, may not exceed 500 words and must comply with other requirements of Rule 14a-8 under the Securities Exchange Act of 1934. Please submit the proposal to the Corporate Secretary, California Water Service Group, 1720 North First Street, San Jose, California 95112-4508.

How can a stockholder propose a nominee for the Board or other business for consideration at a stockholders' meeting?

Stockholders who are entitled to vote at a stockholders' meeting may propose a nominee for the Board or other business for consideration at a meeting without seeking to have the matter included in the proxy materials for the Annual Meeting pursuant to Rule 14a-8. The bylaws contain the requirements for doing so. The bylaws are posted on the Group's website at http://www.calwatergroup.com. Physical copies of these documents are also available upon request to the Corporate Secretary, California Water Service Group, 1720 North First Street, San Jose, CA 95112-4508. Briefly, a stockholder must give timely prior notice of the matter to the Group. The notice must be received by the Corporate Secretary at the Group's principal place of business by the 150th day before the first anniversary of the prior year's Annual Meeting. For the 2020 Annual Meeting, to be timely, notice must be received by the Corporate Secretary not later than the close of business on December 31, 2019. If we change the date of the Annual Meeting by more than thirty days before or more than sixty days after the date of the previous meeting, notice is due not later than the close of business on the later of the 150th day before the Annual Meeting or the 10th day after we publicly announce the holding of the Annual Meeting. If the Group's Corporate Secretary receives notice of a matter after the applicable deadline, the notice will be considered untimely. In that case, or where notice is timely but the stockholder fails to satisfy the requirements of Rule 14a-4 under the Securities

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Exchange of 1934, the persons named as proxies may exercise their discretion in voting with respect to the matter when and if it is raised at the Annual Meeting.

The bylaws specify what the notice must contain. Stockholders must comply with applicable law with respect to matters submitted in accordance with the bylaws. The bylaws do not affect any stockholder's right to request inclusion of proposals in the Group's Proxy Statement under Rule 14a-8.

How can a stockholder or other interested parties contact the independent directors, the director who chairs the Board's executive sessions, or the full Board?

Stockholders or other interested parties may address inquiries to any of the Group's directors, to the lead director (who chairs the Board's executive sessions), or to the full Board, by email to stockholdercommunication@calwater.com or by writing to them in care of the Corporate Secretary, California Water Service Group, 1720 North First Street, San Jose, California 95112-4508. All such communications are sent directly to the intended recipient(s).

Can I make comments and/or ask questions during the Annual Meeting?

Yes. Stockholders wishing to address the Annual Meeting are welcome to do so by adhering to the following guidelines:

1.
Stockholders may address the Annual Meeting when recognized by the Chairman or President & Chief Executive Officer (CEO);

2.
Each stockholder, when recognized, should stand and identify himself or herself; and

3.
Stockholder remarks must be limited to matters before the Annual Meeting and may not exceed two minutes in duration per speaker.

No cameras, video, or recording equipment will be permitted at the Annual Meeting. Many cellular phones have built-in digital cameras, and while these phones may be brought into the Annual Meeting, the camera function may not be used at any time.

Where and when will I be able to find the results of the voting?

Preliminary results will be announced at the Annual Meeting. We will publish the final results in a current report on Form 8-K to be filed with the Securities and Exchange Commission ("SEC") within four business days of the Annual Meeting.

BOARD STRUCTURE

This section briefly describes the structure of the Board and the functions of the principal committees of the Board. The Board has adopted Corporate Governance Guidelines that, along with the charters of the Board committees, provide a framework for the governance of the Group. The Corporate Governance Guidelines and the current charters for the Audit, Organization and Compensation, Finance and Capital Investment, Nominating/Corporate Governance, and Enterprise Risk Management, Safety and Security committees are posted on the Group's website at http://www.calwatergroup.com. Physical copies of these documents are also available upon request to the Corporate Secretary, California Water Service Group, 1720 North First Street, San Jose, California 95112-4508.

The Group's policy is that all directors must be able to devote the required time to carry out director responsibilities and should attend all meetings of the Board and of committees on which they sit.

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Leadership Structure

Peter C. Nelson has served as Chairman of the Board since 2012. The roles of Chairman of the Board and CEO are separate. The Board believes that separating these roles is the most appropriate leadership structure for the Group, based on numerous factors, including the Board's historical practice (which has predominantly been to separate the roles), its assessment of the Group's leadership, and the Group's current and anticipated needs. The Board attributes a portion of the historical success of its leadership model to the Chairman of the Board's 17-plus years of service as the former President & CEO of the Group. The Board believes that Mr. Nelson, who retired from the Group in 2013, brings significant experience in the water and public utility industries making him best positioned to lead the Board as it oversees and monitors implementation of the Group's business strategy, considers risks related to strategy and business decisions, and performs its oversight function with respect to the Group's operations.

The Board also has established the position of lead director because it supports having an independent director in a Board leadership position at all times. The lead director is an independent director who is elected by the independent directors to serve for a period of at least one year. Richard P. Magnuson currently serves as lead director. As set forth in the Corporate Governance Guidelines, the lead director's responsibilities and authority include:

•
Presiding over executive sessions of the non-management and independent directors and having the authority to call executive sessions;

•
Presiding at meetings of the Board in the absence of the Chairman of the Board;

•
Recommending to the Chairman of the Board items for consideration on the Board meeting agendas and schedules;

•
Serving as liaison between the Chairman of the Board and the independent directors; and

•
Being available for consultation and communication with major stockholders upon request.

Risk Oversight

Under the Corporate Governance Guidelines, the full Board oversees the Group's processes for assessing and managing risk. The Board does not view risk in isolation, but considers risk as part of its regular consideration of business decisions and business strategy. The Board exercises its risk oversight function through the Board as a whole and through its committees. Each of the Board committees considers the risks within its areas of responsibility and identified in its charter. The Enterprise Risk Management, Safety and Security Committee, founded in 2019, reviews the Group's major risk exposures and the steps management has taken or proposes to take to mitigate, monitor, or control such risks. The Audit Committee reviews with management risks related to financial reporting and internal controls. At least annually, the Enterprise Risk Management, Safety and Security Committee discusses the Group's risk assessment and risk management plans with the Audit Committee. The Finance and Capital Investment Committee discusses with management the policies and procedures with respect to major risk exposures and the steps management has taken and/or proposes to take to monitor, mitigate, and control such exposures within the capital investment programs. The Organization and Compensation Committee reviews enterprise risks to ensure that our compensation plans and programs do not encourage management to take unreasonable risks relating to our business. The Nominating/Corporate Governance Committee oversees risks related to matters of corporate governance, including director independence and Board performance, as well as risks related to environmental, social responsibility, and sustainability matters. The Enterprise Risk

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Management, Safety and Security Committee also oversees the Group's physical and cyber risk management program.

The Group has a Management Committee (MC) that provides oversight of major risks and risk management reporting. The MC is chaired by the Group's President & CEO and membership is comprised of our Group and subsidiary executives, hereafter collectively known as "executives" and meets monthly. Among other functions, the MC identifies and prioritizes key risks and recommends the implementation of appropriate mitigation measures, as needed. The MC provides reporting to the Audit Committee no less frequently than annually. Further review or reporting on risks is conducted as needed or as requested by the Board or committee. The Enterprise Risk Management Committee regularly briefs the full Board on issues related to the cyber risk management program and related cyber issues.

Committees

There are five committees within our Board of Directors: (1) Audit; (2) Organization and Compensation; (3) Finance and Capital Investment; (4) Nominating/Corporate Governance; (5) and Enterprise Risk Management, Safety and Security. The membership and the function of each of these committees are described below.

Name	Audit	Organization and Compensation	Finance and Capital Investment	Nominating/ Corporate Governance	Enterprise Risk Management, Safety and Security

Gregory E. Aliff	Chair				✓
Terry P. Bayer	✓	✓	✓
Shelly M. Esque				✓	✓
Edwin A. Guiles	✓	✓	Chair
Martin A. Kropelnicki
Thomas M. Krummel, M.D.		Chair		✓
Richard P. Magnuson	✓		✓	Chair
Peter C. Nelson
Carol M. Pottenger				✓	Vice-chair
Lester A. Snow		✓	✓		Chair

Number of meetings held during 2018	5	3	3	2	N/A

AUDIT:    Reviews the Group's auditing, accounting, financial reporting, and internal audit functions. The Audit Committee is also directly responsible for the appointment, compensation, and oversight of the independent registered public accounting firm, although stockholders are asked to ratify the Audit Committee's selection of this firm. All members are independent as defined in the listing standards of the New York Stock Exchange and meet the additional independence requirements for audit committee members imposed by the Sarbanes-Oxley Act and the rules of the SEC thereunder.

The Board has determined that Gregory E. Aliff, chair of the Audit Committee, Terry P. Bayer, and Edwin A. Guiles are audit committee financial experts and are independent under the standards applicable to audit committee members. Designation as an audit committee financial expert means that the Board believes Mr. Aliff, Ms. Bayer, and Mr. Guiles have:

(i)
An understanding of generally accepted accounting principles and financial statements;

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(ii)
The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

(iii)
Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Group's financial statements, or experience actively supervising one or more persons engaged in such activities;

(iv)
An understanding of internal controls over financial reporting; and

(v)
An understanding of audit committee functions.

Designation of a person as an audit committee financial expert does not result in the person being deemed an expert for any purpose, including under Section 11 of the Securities Act of 1933. The designation does not impose on the person any duties, obligations, or liability greater than those imposed on any other Audit Committee member or any other director and does not affect the duties, obligations, or liability of any other member of the Audit Committee or Board of Directors.

ORGANIZATION AND COMPENSATION:    Reviews the Group's executive compensation programs, including their establishment, modification, and administration. All members are independent as defined in the listing standards of the New York Stock Exchange, and meet additional independence requirements for compensation committee members applicable under the New York Stock Exchange listing standards. The Organization and Compensation Committee has taken steps to analyze the current risk profile of the Group's executive compensation programs. In its evaluation, the Organization and Compensation Committee review took into account that the Group operates in a highly regulated environment and thus maintains strong internal controls, which factors tend to mitigate against undue risk.

As a result of this evaluation, the Committee does not believe that the Group's compensation practices and programs create risks that are reasonably likely to have a material adverse effect on the Group, nor does it believe that the Group's executive compensation practices and programs are designed to promote risk taking.

Compensation Consultant:    The Organization and Compensation Committee retained Veritas Executive Compensation Consultants (Veritas) to advise it on marketplace trends in executive compensation, management proposals for the 2018 compensation program, and executive officer compensation decisions. Additionally, Veritas generally evaluated the Group's equity compensation programs. Veritas also consulted with the Nominating/Corporate Governance Committee about its recommendations to the Board on director compensation. Veritas has been retained for advice on 2019 executive compensation.

Veritas was directly accountable to the Organization and Compensation Committee. To maintain the independence of their advice, Veritas did not provide any services for the Group other than those described above. In addition, the Organization and Compensation Committee conducted a conflict of interest assessment, considering the following six factors with respect to Veritas: (i) the provision of other services to the Group by Veritas; (ii) the amount of fees received from the Group by Veritas, as a percentage of total revenue of Veritas; (iii) the policies and procedures of Veritas that are designed to prevent conflicts of interest; (iv) any business or personal relationship between the consultants at Veritas with whom the Group work and any members of the Organization and Compensation Committee; (v) any of our stock owned by the Veritas consultants; and (vi) any business or personal relationship of Veritas or the Veritas consultants with any of the Group's executive officers, and no conflict of interest was identified.

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For a description of the processes and procedures used by the Organization and Compensation Committee for the consideration and determination of executive compensation, see "Compensation Discussion and Analysis" elsewhere in this Proxy Statement.

FINANCE AND CAPITAL INVESTMENT:    Assists the Board in reviewing the Group's financial policies, strategies, and capital structure. All members are independent as defined in the listing standards of the New York Stock Exchange.

NOMINATING/CORPORATE GOVERNANCE:    Reviews the Group's director compensation and assists the Board by (i) overseeing director succession planning and recruitment of individuals qualified to become Board members; (ii) overseeing the Group's corporate governance practices; (iii) reviewing the Group's Corporate Governance Guidelines annually and recommending changes to the Board; and (iv) overseeing strategies, policies, and practices relating to environmental and social responsibility, and sustainability (collectively, "ESG Matters") issues and impacts. All members are independent as defined in the listing standards of the New York Stock Exchange.

ENTERPRISE RISK MANAGEMENT, SAFETY AND SECURITY:    Assists the Board in reviewing the Group's enterprise risk management, safety, and security programs, including physical and cyber security.

During 2018, there were twelve meetings of the Board, five meetings of the Audit Committee, three meetings of the Organization and Compensation Committee, three meetings of the Finance and Risk Management Committee, and two meetings of the Nominating/Corporate Governance Committee. The incumbent directors attended at least 75% of all Board and applicable committee meetings in 2018 (held during the period each director served).

Independence of Directors

As discussed in the Group's Corporate Governance Guidelines, a substantial majority of the Board is comprised of independent directors. Currently, the Group's independent directors are Gregory E. Aliff, Terry P. Bayer, Shelly M. Esque, Edwin A. Guiles, Thomas M. Krummel, M.D., Richard P. Magnuson, Carol M. Pottenger, and Lester A. Snow. Under the listing standards of the New York Stock Exchange, a director is independent if he or she has no material relationship, whether commercial, industrial, banking, consulting, accounting, legal, charitable, familial, or otherwise, with the Group, either directly or indirectly as a partner, stockholder, or executive officer of an entity that has a material relationship with the Group. The Board makes an affirmative determination regarding the independence of each director annually, based on the recommendation of the Nominating/Corporate Governance Committee. The Board has adopted standards to assist it in assessing the independence of directors, which are set forth in the Corporate Governance Guidelines, which are posted on the Group's website at http://www.calwatergroup.com. Under these standards, the Board has determined that a director is not independent if:

•
The director is, or has been within the last three years, an employee of any company that comprises the Group or an immediate family member is, or has been within the last three years, an executive officer of any company that comprises the Group;

•
The director has received, or has an immediate family member who has received, during any twelve-month period during the last three years, more than $120,000 in direct compensation from companies that comprise the Group, other than director or committee fees and pension or other forms of deferred compensation for prior service (compensation received by an immediate family member for service as an employee, other than an executive officer, of the Group is not considered for purposes of this standard);

10    CALIFORNIA WATER SERVICE GROUP  |  2019 Proxy Statement

•
The director, or an immediate family member, is a current partner of the Group's internal or external auditor; the director is a current employee of such a firm; the director's immediate family member is a current employee of such a firm who personally works on the Group's audit, or the director or an immediate family member was within the last three years a partner or employee of such a firm and personally worked on the Group's audit within that time;

•
The director, or an immediate family member, is, or has been within the last three years, employed as an executive officer of another company where any of the Group's present executive officers serves or served at the same time on that company's compensation committee;

•
The director is a current employee, or has an immediate family member who is a current executive officer, of a customer or vendor or other party that has made payments to or received payments from companies that comprise the Group for property or services in an amount that, in any of the last three fiscal years, exceeded the greater of $1 million or 2% of the party's consolidated gross revenues; or

•
The director, or the director's spouse, is an executive officer of a non-profit organization to which the Group makes, or in the past three years has made, payments that, in any single fiscal year, exceeded the greater of $1 million or 2% of the non-profit organization's consolidated gross revenues.

In addition, the Board has determined that none of the following relationships, by itself, is a material relationship that would impair a director's independence:

•
Being a residential customer of any subsidiary of the Group;

•
Being a current executive officer or employee of, or being otherwise affiliated with, a commercial customer from which the Group has received payments that, in any of the last three fiscal years, did not exceed the greater of (i) 1% of the Group's consolidated gross revenues for the year; or (ii) $500,000;

•
Being a current executive officer or employee of, or having a 5% or greater ownership or similar financial interest in, a supplier or vendor that has received payments from the Group that, in any of the last three fiscal years, did not exceed the lesser of (i) 1% of the Group's consolidated gross revenues for the year; or (ii) $500,000; or

•
Being a director of any of the Group's subsidiaries.

Directors inform the Board as to their relationships with the Group and provide other pertinent information pursuant to questionnaires that they complete, sign, and certify on an annual basis. The Board reviews such relationships to identify possible impairments to director independence and in connection with disclosure obligations. For those directors who reside in a service territory of California Water Service Company and are customers, the Board has determined that it is not a material relationship that would impair their independence under the above standards.

Director Qualifications and Diversity

The Board believes that the Board of Directors, as a whole, should possess a combination of skills, professional experience, and diversity of backgrounds necessary to oversee the Group's business. In addition, the Board believes that there are certain attributes that every director should possess, as reflected in the Board's membership criteria. Accordingly, the Board and the Nominating/Corporate Governance Committee consider the qualifications of directors and

CALIFORNIA WATER SERVICE GROUP  |  2019 Proxy Statement    11

director nominees individually and in the broader context of the Board's overall composition as well as in the Group's current and future business and operations.

The Nominating/Corporate Governance Committee is responsible for developing and recommending Board membership criteria to the Board for approval. The Board and the Nominating/Corporate Governance Committee seek a variety of occupational and personal backgrounds on the Board in order to obtain a range of viewpoints and perspectives and to enhance the diversity of the Board as a group. An annual evaluation of the Board's composition enables the Board and Nominating/Corporate Governance Committee to update the skills and experience they seek in the Board as a whole, and in individual directors, as the Group's needs evolve and change over time and to assess the diversity of the Board as a group. In identifying director nominees from time to time, the Board and the Nominating/Corporate Governance Committee may identify specific skills and experience that it believes the Group should seek in order to constitute a balanced and effective board.

The Group seeks directors having the following specific qualifications:

•
Evidence of leadership in his or her particular field;

•
Broad experience and sound business judgment;

•
Expertise in an area of importance to the Group and its subsidiaries;

•
The ability to work in a collegial Board environment;

•
High personal and professional ethics and integrity;

•
The ability to devote the required time to carry out director responsibilities;

•
The ability and willingness to contribute special competencies to Board activities, including appointment to Board committees;

•
Freedom from conflicts of interest that would interfere with serving and acting in the best interests of the Group and its stockholders; and

•
Evidence of being a high caliber individual who has achieved a level of prominence in his or her career; for example, a CEO or highest level financial officer of a sizeable organization, a director of a major corporation, or a prominent civic or academic leader.

Additionally, Section 2.9 of the Group's bylaws contains requirements that a person must meet to avoid conflicts of interest that would disqualify that person from serving as a director.

Board membership should reflect diversity in its broadest sense. The Group seeks a Board that represents a diversity of backgrounds and experiences that will enhance the quality of the Board's deliberations and decisions. The Board, as a whole, should possess a combination of skills, professional experience, and backgrounds necessary to oversee the Group's business. The Board assesses the diversity of skills, experience, and backgrounds represented on the Board as part of the annual Board self-evaluation process.

Identification of Director Nominees

The Group identifies new director nominees through a variety of sources. The Nominating/Corporate Governance Committee will consider director nominees recommended by stockholders in the same manner it considers other nominees, as described in "Board Structure – Director Qualifications and Diversity" elsewhere in this Proxy Statement. Stockholders seeking to recommend nominees for consideration by the Nominating/Corporate Governance Committee should submit a recommendation in writing describing the nominee's qualifications and other relevant biographical information and provide confirmation of the

12    CALIFORNIA WATER SERVICE GROUP  |  2019 Proxy Statement

nominee's consent to serve as director. Please submit this information to the Corporate Secretary, California Water Service Group, 1720 North First Street, San Jose, California 95112-4508.

Stockholders may also propose director nominees by adhering to the advance notice procedure described under "Questions and Answers About the Proxy Materials and the Annual Meeting – How can a stockholder propose a nominee for the Board or other business for consideration at a stockholders' meeting?" elsewhere in this Proxy Statement.

Executive Sessions of the Board

Under the Group's Corporate Governance Guidelines, the non-management directors meet at least four times each year in executive session without management present, and the independent directors meet in executive session at least once a year. The lead director, Richard P. Magnuson, chairs these sessions.

Retirement Age of Directors

The Group has established a mandatory retirement age for directors. A director must retire no later than the Annual Meeting that follows the date of the director's 75th birthday. An employee director must retire as an employee no later than the Annual Meeting that follows the date of his or her 70th birthday, but may remain on the Board at the discretion of the Board of Directors.

Annual Meeting Attendance

All directors are expected to attend each Annual Meeting of the Group's stockholders, unless attendance is prevented by an emergency. All of the Group's directors who were directors as of the date of the Group's 2018 Annual Meeting attended the Group's 2018 Annual Meeting.

Other Governance Best Practices

The Group has adopted other practices that we believe reflect our commitment to good corporate governance including:

No Hedging and Pledging Policies

In accordance with our Insider Trading Policy, our directors and executives are prohibited from (i) hedging their ownership of Group stock, including trading in options, puts, calls, or other derivative instruments related to Group stock or debt; and (ii) pledging their ownership of Group stock.

Executive Compensation Recovery ("Clawback") Policy

The Board has adopted an executive compensation recovery, or "clawback," policy requiring the reimbursement of excess incentive-based compensation provided to the executives in the event of certain restatements of the Group's financial statements. A more detailed description of the Executive Compensation Recovery Policy appears in the "Compensation Discussion and Analysis" section of this Proxy Statement.

Stock Ownership Requirements

Our Board has adopted stock ownership requirements for directors and executives. These stock ownership requirements were adopted to promote a long-term perspective in managing the Group and to help align the interests of our stockholders, directors, and executives. As of

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April 2, 2019, 17 of our non-employee directors and executives already met or exceeded their ownership requirements. New directors have five years to meet the requirements and executives must retain 50% of the net after-tax shares from equity awards until the relevant ownership requirement is achieved. A complete description of the stock ownership requirements for directors and executives appears in the "Compensation Discussion and Analysis" section of this Proxy Statement.

Our directors as of April 17, 2019, are as follows:

Name	Age	Position	Current Term Expires	Director Since	Independent	Occupation	Other Board Experience	Public Utilities or Public Health Experience

Gregory E. Aliff	64	Director	2019	2015	Yes	Former Vice Chairman and Senior Partner of U.S. Energy & Resources, Deloitte LLP	Yes	Yes
Terry P. Bayer	67	Director	2019	2014	Yes	Former COO of Molina Healthcare, Inc.	Yes	Yes
Shelly M. Esque	58	Director	2019	2018	Yes	Former Vice President and Global Director of Corporate Affairs of Intel Corporation	Yes
Edwin A. Guiles	68	Director	2019	2008	Yes	Former Executive Vice President of Corporate Development, Sempra Energy	Yes	Yes
Martin A. Kropelnicki	51	President & CEO and Director	2019	2013	No	President & CEO of California Water Service Group	Yes	Yes
Thomas M. Krummel, M.D.	66	Director	2019	2010	Yes	Emile Holman and Chair Emeritus of the Department of Surgery at Stanford University School of Medicine	Yes	Yes
Richard P. Magnuson	62	Lead Director & Chair of the Board's Executive Sessions	2019	1996	Yes	Venture Capitalist	Yes
Peter C. Nelson	70	Chairman of the Board	2019	1996	No	Chairman of the Board of California Water Service Group	Yes	Yes
Carol M. Pottenger	62	Director	2019	2017	Yes	Principal and Owner of CMP Global, LLC	Yes
Lester A. Snow	66	Director	2019	2011	Yes	Director and President of the Klamath River Renewal Corporation	Yes	Yes

14    CALIFORNIA WATER SERVICE GROUP  |  2019 Proxy Statement

PROPOSAL NO. 1 – ELECTION OF DIRECTORS

Upon the recommendation of the Nominating/Corporate Governance Committee, the Board has nominated for election at the 2019 Annual Meeting of Stockholders a slate of ten director nominees. All of the nominees, except Ms. Esque, have served as directors since the last Annual Meeting. Ms. Esque was recommended to the Nominating/Corporate Governance Committee by a third-party search firm and elected to the Board effective June 27, 2018. All directors are elected annually to serve until the next Annual Meeting or until their respective successors are elected.

Nominee Qualifications

When an incumbent director is up for re-election, the Nominating/Corporate Governance Committee reviews the performance, skills, and characteristics of such incumbent director before making a determination to recommend that the Board nominate him or her for re-election.

The Nominating/Corporate Governance Committee believes that all of the following ten director nominees listed are highly qualified and have the skills and experience required for membership on our Board. A description of the specific experience, qualifications, attributes and skills that led our Board to conclude that each of the nominees should serve as a director follows the biographical information of each nominee.

Vote Required

Each director must be elected by the affirmative vote of a majority of the votes cast. A majority of the votes cast means that the number of votes cast "FOR" a director nominee exceeds the number of votes cast "AGAINST" that nominee for director.

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Recommendation of the Board

Our Board of Directors unanimously recommends that you vote "FOR" the election of each of the following nominees:

Gregory E. Aliff	Age 65	Director since 2015

Mr. Aliff is a retired Vice Chairman and Senior Partner, US Energy and Resources, at Deloitte LLP. From 2012 to his retirement in 2015, Mr. Aliff led Deloitte's US Sustainability Services, which focused on industrial and commercial water and energy management. From 2002 to 2012, he led Deloitte's US Energy and Resources practice, where he oversaw all professional services to the sector. Mr. Aliff also previously served on the Board of Directors of SCANA Corporation, Grid Alternatives and the United States Energy Association. Mr. Aliff earned his Bachelors of Science in Accounting and his Masters of Business Administration from Virginia Tech. He is a Certified Public Accountant, and is a designated Board Leadership Fellow of the National Association of Corporate Directors (NACD). He also holds a CERT Certificate in Cybersecurity Oversight from NACD.

Mr. Aliff brings extensive accounting, auditing, and financial reporting experience to the Board, with specific expertise in both the public utility and energy and resources industries. He also has in-depth experience in strategy, enterprise risk management, and regulatory affairs from his many years providing professional services to numerous major utilities. His deep understanding of public utility markets and the breadth of experience he has gained from working with public companies make him a valuable resource to the Group.

Terry P. Bayer	Age 68	Director since 2014

Ms. Bayer is the former Chief Operating Officer (COO) for Molina Healthcare, Inc., a managed care company that provides solutions to meet the healthcare needs of low-income individuals and families who participate in government programs, including Medicaid, Medicare, and Marketplace. She held that position from 2005 until her retirement in February 2018. She was previously Executive Vice President of Health Plan Operations and also held management positions at Family Health Plan (FHP), Maxicare, Matria Healthcare, and AccentCare, Inc. Ms. Bayer previously served on the Board of Directors of Apria Healthcare Group, Inc. from 2006 to 2008 where she served as the chair of the compliance committee and served as a member of the compensation committee. She holds a Juris Doctor Degree from Stanford University, a Master's Degree in Public Health from the University of California, Berkeley, and a Bachelor's Degree in Communication from Northwestern University.

Ms. Bayer brings senior leadership, financial, operational, and public health expertise to the Board from her service as the COO of Molina Healthcare, Inc., a public company. She has many years of experience as an operating executive with a strong focus on government program compliance, public health and administration, as well as customer service. Her significant background and experience in healthcare supports the Board's efforts in overseeing and advising on employee health matters. Her previous experience as a director of Apria Healthcare Group, Inc. and a committee member also allows her to contribute to the Group.

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Shelly M. Esque	Age 58	Director since 2018

Ms. Esque, prior to her retirement in 2016, served as Vice President and Global Director of Corporate Affairs at Intel Corporation, a leader in the semiconductor industry, overseeing professionals in more than 35 countries responsible for enhancing Intel's reputation as the world's leading technology brand and corporate citizen. She also served as both president and chair of the Intel Foundation. In her capacity as a leader of Intel's corporate social responsibility, community, education, foundation, and government relations worldwide, Ms. Esque represented Intel at numerous events, including the World Economic Forum, World Bank, UNESCO, and forums promoting women in the workplace.

Ms. Esque received the Greater Phoenix Chamber of Commerce 2011 ATHENA Businesswoman of the Year Award for excellence in business and leadership, exemplary community service, and support and mentorship of other women. She was also recognized by AZ Business Magazine as one of the 50 Most Influential Women in Arizona. She is active on many non-profit boards, including Basis Charter Schools, Take the Lead, and the Boyce Thompson Arboretum, among others.

Edwin A. Guiles	Age 69	Director since 2008

Mr. Guiles has been a director of Cubic Corporation since 2008. He was formerly Executive Vice President of Corporate Development at Sempra Energy. From 2000 to 2006, he was Chairman and CEO of San Diego Gas & Electric (SDG&E) and Southern California Gas Company (SoCal Gas), Sempra Energy's California regulated utilities. He held a variety of management positions at SDG&E since joining that company in 1972. Mr. Guiles is also past chairman of the California Chamber of Commerce. He has a Mechanical Engineering Degree from the University of Arizona.

Mr. Guiles is a former chairman & CEO with a strong public utility background. He has corporate governance experience through his service on the boards of SDG&E, SoCal Gas, and Cubic Corporation, a public company. He brings to the Board valuable senior management and operational expertise from his 37 years at Sempra Energy, SDG&E, and SoCal Gas. Additionally, Mr. Guiles' in depth knowledge of public utility regulation provides the Board with crucial insight.

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Martin A. Kropelnicki	Age 52	Director since 2013

Mr. Kropelnicki is President & CEO of the Group. Mr. Kropelnicki joined the Group as Vice President, Chief Financial Officer (CFO) and Treasurer in 2006 and was named the President and COO in 2012. He then was appointed President & CEO of the Group effective September 1, 2013. He has over 30 years of experience in finance and operations, including 15-plus years as CFO at public listed companies and has held executive positions at PowerLight Corporation, Hall Kinion & Associates, Deloitte & Touche Consulting Group, and Pacific Gas & Electric Company. He serves as a director for the Bay Area Council, and the California Foundation on the Environment & Economy, and is a member of the Silicon Valley Leadership Group. Mr. Kropelnicki is the past President of the National Association of Water Companies and currently serves on their Executive Committee and Board of Directors. He holds a Bachelor of Arts Degree and Master of Arts Degree in Business Economics from San Jose State University. In 2016, Mr. Kropelnicki was awarded the United States Navy Memorial Fund's Naval Heritage Award. He is the 12th recipient of this award since its inauguration.

Mr. Kropelnicki is well positioned to lead the Group's management team and give guidance and perspective to the Board. His experience as the former CFO of the Group provides expertise in both corporate leadership and financial management. His 15-plus years as a CFO of publicly listed companies and operations management experience enables him to offer valuable perspectives on the Group's corporate planning, rate making, and budgeting along with operational and financial reporting.

Thomas M. Krummel, M.D.	Age 67	Director since 2010

Dr. Krummel is the Emile Holman and Chair Emeritus of the Department of Surgery at Stanford University School of Medicine. A leader in his field, he has been honored with the Henry J. Kaiser Family Foundation Award for Excellence in Clinical Teaching; the John Austin Collins, M.D. Memorial Award for Outstanding Teaching and Dedication to Resident Training; and the Lucile Packard Children's Hospital Recognition of Service Excellence. He is currently Chair of the Board of Directors at The Fogarty Institute for Innovation and serves as a Director of The Morgridge Institute for Research – University of Wisconsin.

Dr. Krummel brings to the Board experience with professional training and development as well as expertise with medical, public health, and science issues. He offers the Board unique insight on public health matters, including healthcare policy and legislation, drinking water quality, and employee health.

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Richard P. Magnuson	Age 63	Director since 1996

Mr. Magnuson is a private venture capitalist and is lead director. Mr. Magnuson holds an undergraduate degree in economics, a law degree and a master's degree in business administration from Stanford University. From 1984 to 1996, he was a general partner of Menlo Ventures, a venture capital firm. He has served on the boards of the following public companies: Rogue Wave Software (acquired by Quovadx), IKOS Systems, Inc. (acquired by Mentor Graphics), and OrCAD, Inc. (acquired by Cadence Design Systems). He has also served on the boards of several other privately held companies in the past.

With his legal and venture capital backgrounds, Mr. Magnuson brings valuable financial and business strategy expertise to the Board. His past experience on the boards of other public companies, and his insight on financial and operational matters, adds value to the Board. His past and current Board service also provides insight on corporate governance practices.

Peter C. Nelson	Age 71	Director since 1996

Mr. Nelson is Chairman of the Board of the Group and its subsidiaries. He is a director of the California Chamber of Commerce and a past president of the National Association of Water Companies (NAWC).

Mr. Nelson has a strong record of operational and strategic leadership in the public utility business, including his 17-plus years of experience as the former President & CEO of the Group. An engineer by training with a graduate degree in business administration, he gained extensive senior executive experience at Pacific Gas & Electric Company. He has a vast understanding of the water industry from his role as the former President & CEO of the Group and from his leadership roles representing the water profession nationally at NAWC as well as in California at the State Chamber of Commerce.

Carol M. Pottenger	Age 63	Director since 2017

Ms. Pottenger is principal and owner of CMP Global LLC, which provides consulting services in business development, process improvement, corporate governance, strategic planning, and cyber and information systems, which she founded and has owned since 2014. The first female three-star Admiral in American history to lead in a combat branch, Ms. Pottenger commanded two ships, a logistic force of 30 ships, a Japan-based strike-group of 8 ships, and the Expeditionary Force of 40,000 sailors during her 36 years in the U.S. Navy before retiring in 2013. She was also the senior U.S. Flag Officer responsible for military transformation and sensitive military topics such as counterterrorism and cyber security while on assignment with NATO.

Ms. Pottenger brings unique experience to the board, ranging from operations to technology to risk management. A graduate of Purdue University in Lafayette, Indiana, she also serves on various private, defense, and non-profit boards, including the U.S. Navy Memorial Foundation in Washington, D.C. and PricewaterhouseCoopers LLP Board of Partners and Principals.

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Lester A. Snow	Age 67	Director since 2011

Mr. Snow has served as Secretary of the California Natural Resources Agency, Director of the California Department of Water Resources, Regional Director of the U.S. Bureau of Reclamation, Executive Director of the CALFED Bay Delta Program, and General Manager of the San Diego County Water Authority. He served as Executive Director of the California Water Foundation, an initiative of the Resources Legacy Fund, and serves on the board of the Klamath River Renewal Corporation. He holds a Master of Science Degree in Water Resources Administration from the University of Arizona and a Bachelor of Science Degree in Earth Sciences from Pennsylvania State University.

Mr. Snow brings more than 30 years of water and natural resource management experience to the Board. His distinguished public service career enables him to assist the Board in addressing water and environmental issues as well as regulatory and public policy matters.

Additionally, his executive experience in the public sector provides the Board with critical insight on a variety of operational and financial matters.

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STOCK OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

Ownership of Directors and Executive Officers

The Group's Corporate Governance Guidelines, available on the Group's website at http://www.calwatergroup.com, include the stock ownership requirements for non-employee directors and executive officers. The requirements were adopted to promote a long-term perspective in managing the Group and to help align the interests of our stockholders, directors, and executive officers. A more complete description of the stock ownership requirements appears in the "Compensation Discussion and Analysis" section of this Proxy Statement.

Directors are required to achieve the relevant ownership threshold within five years following adoption of the requirements or five years after commencing service, whichever is later. Executives must retain 50% of the net after-tax shares from equity awards until the relevant ownership requirement is achieved.

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The following table shows the common stock ownership of our directors and executives as of April 2, 2019. All directors and executives have sole voting and investment power over their shares (or share such powers with their spouses).

Name	Common Stock Beneficially Owned(*)

Gregory E. Aliff Director	9,597
Terry P. Bayer Director	12,869
Shannon C. Dean Executive Officer	11,409
Shelly M. Esque Director	2,696
Edwin A. Guiles Director	33,710
David B. Healey Executive Officer	16,197
Martin A. Kropelnicki Director and Executive Officer	83,547
Thomas M. Krummel, M.D. Director	25,434
Robert J. Kuta Executive Officer	11,006
Michael B. Luu Executive Officer	13,094
Richard P. Magnuson Director	74,510
Michael S. Mares, Jr. Executive Officer for California Subsidiary	1,941
Lynne P. McGhee Executive Officer	22,477
Greg A. Milleman Executive Officer for California Subsidiary	1,246
Michelle R. Mortensen Executive Officer	6,100
Peter C. Nelson Director and Retired Executive Officer	44,332
Elissa Y. Ouyang Executive Officer	3,703
Carol M. Pottenger Director	4,211
Gerald A. Simon Executive Officer	4,729
Thomas F. Smegal III Executive Officer	39,136
Lester A. Snow Director	18,196
Paul G. Townsley Executive Officer	20,120
Ronald D. Webb Executive Officer	15,462
All directors and executives as a group	475,722

*
To the Group's knowledge, as of April 2, 2019, all directors and executives together beneficially owned an aggregate of approximately 1.0% of the Group's outstanding common shares. No one director or executive beneficially owns more than 1.0% of the Group's outstanding common shares.

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Ownership of Largest Stockholders

As of December 31, 2018, the Group's records and other information available from outside sources indicated that the following stockholders were the beneficial owner of more than five percent of the outstanding shares of our common stock.

The information below is as reported in filings made by third parties with the SEC. Based solely on the review of our stockholder records and public filings made by the third parties with the SEC, the Group is not aware of any other beneficial owners of more than five percent of the common stock.

Class	Beneficial Owner	Number of Shares of Common Stock	Percent of Class

Common	BlackRock, Inc.(1) 55 East 52nd Street New York, NY 10055	7,470,871	15.5%
Common	The Vanguard Group, Inc.(2) 100 Vanguard Blvd. Malvern, PA 19355	5,478,254	11.39%
Common	State Street Corporation(3) One Lincoln Street Boston, MA 02111	3,219,281	6.7%
Common	T. Rowe Price Associates, Inc.(4) 100 E. Pratt Street Baltimore, MD 21202	3,110,975	6.4%

(1)
BlackRock, Inc. has sole voting power over 7,287,917 shares and sole investment power over 7,470,871 shares as of December 31, 2018, as filed on SEC Schedule 13G/A.

(2)
The Vanguard Group, Inc. has sole voting power over 60,442 shares; sole investment power over 5,411,142 shares; shared voting power over 20,186 shares; and shared investment power over 67,112 shares as of December 31, 2018, as filed on SEC Schedule 13G/A.

(3)
State Street Corporation has shared voting power over 3,052,783 shares and shared investment power over 3,219,281 shares as of December 31, 2018, as filed on SEC Schedule 13G.

(4)
T. Rowe Price Associates, Inc. has sole voting power over 764,485 shares and sole investment power over 3,110,975 shares as of December 31, 2018, as filed on SEC Schedule 13G/A.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, requires our directors, executive officers, and holders of more than 10% of our common stock to file with the SEC reports regarding their ownership, and changes in ownership of our securities. Based solely on its review of the copies of forms furnished to the Group, or written representations that no annual forms (SEC Form 5) were required, the Group believes that for fiscal year ended December 31, 2018, our directors and executive officers filed all reports on a timely basis with exception of Mr. Nelson who, in receiving his first required minimum distribution from his California Water Service Company 401(k) account, was not made aware that shares of the Group's common stock were liquidated as part of a weighted allocation of the Group's common stock and other non-Group securities liquidated to raise cash for the distribution. Upon discovery of the transaction, Mr. Nelson reporting the sale on a Form 4 filing.

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COMPENSATION DISCUSSION AND ANALYSIS

Executive Summary

This Compensation Discussion and Analysis (CD&A) describes the material elements of our executive compensation program for 2018. This section focuses on the compensation of the our principal executive officer, principal financial officer, and the three other most highly compensated executive officers for 2018 referred to herein as "named executive officers" (NEOs) or "executives."

Name	Title

Martin A. Kropelnicki	President & CEO
Thomas F. Smegal III	Vice President, Chief Financial Officer
Paul G. Townsley	Vice President, Rates and Regulatory Matters
Robert J. Kuta	Vice President, Engineering
Lynne P. McGhee	Vice President, General Counsel

•
Compensation philosophy:    We strive to provide compensation that attracts, retains, and motivates talented executives, rewards excellent job performance, overall leadership, and provides for fair, reasonable, and competitive total compensation that aligns executives' interests with the long term interests of our stockholders and customers.

•
Achievement of performance objectives in 2018:    Our executive team's 2018 performance demonstrates our commitment to delivering value to our stockholders and customers, with strong performance on both financial and non-financial measures. This resulted in 130% achievement of target for the short-term incentive compensation plan and performance equity compensation for 2018.

•
Compensation decisions for 2018:    Our compensation decisions for 2018 are outlined below. These were intended to be consistent with our compensation philosophy, and were made with strong consideration for competitive market data and a variety of additional factors, including individual experience, expertise, performance and leadership, Group performance, and internal equity among the executives.

24    CALIFORNIA WATER SERVICE GROUP  |  2019 Proxy Statement

    •
    Base salary:    For 2018, as well as 2019, base salaries for NEOs were increased for the cost of living and, in some cases, performance. This is intended to compensate the individuals for job performance and overall leadership while maintaining salaries within the "competitive range" of the market data that is updated annually by the independent compensation consultant retained by the board.

Name	2017 Base Salary	2018 Base Salary	Percent Increase	2019 Base Salary	Percent Increase

Martin A. Kropelnicki	$925,000	$958,000	3.6	$987,000	3.0
Thomas F. Smegal III	427,000	442,000	3.5	457,500	3.5
Paul G. Townsley	368,000	391,000	6.3	405,000	3.6
Robert J. Kuta	322,000	334,000	3.7	347,500	4.0
Lynne P. McGhee	293,000	304,000	3.8	319,500	5.1

    •
    Short-term performance incentive award opportunity:    For 2018, the target opportunity for short-term incentives was increased to 100% of salary (from 85% in 2017) for our President & CEO, and 25% of base salary (from 20% in 2017) for all other executives. The payout will range from 0% to 200% of target, based on actual performance.

    •
    Performance and time-based equity compensation:    Grant values for 2018 were unchanged from 2017 and 2016. For 2018, the Committee set the target total value for the equity compensation awards at $575,000 for our President & CEO, $150,000 for the Group's vice presidents, and $90,000 for all other executives, with 50% in the form of time-based RSAs vesting over three years and 50% in the form of performance-based RSUs with a three-year performance period vesting 0% to 200% based on performance of each metric for each year of the performance period aggregated to attain the three-year performance period's final achievement.

Role of the Organization and Compensation Committee

The Organization and Compensation Committee (Committee), which is comprised entirely of independent outside directors, is responsible for overseeing our compensation programs for executives and executive succession. After a review of compensation levels, the Committee recommends to the Board compensation levels and incentive performance objectives for executives for the 12-month period beginning January 1st of each year. These objectives align with stockholder and customer interests and support our long-term growth and health. The Committee starts its planning and review process in February of each preceding year and typically concludes its process in November. After year-end results are final, the Committee reviews the achieved results for the prior year, certifies the achievement of each goal, approves payment of incentive compensation as certified, and approves the incentive compensation targets for the current year.

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The following is a summary of the key features of our executive compensation program:

WHAT WE DO	WHAT WE DON'T DO

✓

We pay for performance with compensation in the form of annual short-term performance-based incentives as well as awarding 50% of long-term equity incentive compensation in the form of restricted stock units (RSUs) subject to performance-based vesting criteria over a three-year period.

✓

We cap individual payouts in short-term performance-based incentive and long-term equity incentive compensation plans.

✓

We require stock ownership for all directors and executives to promote a long-term perspective in managing the Group and to help align the interests of our stockholders, directors, and executives.

✓

We have implemented an executive compensation recovery ("clawback") policy requiring the reimbursement of excess incentive-based compensation provided to the Group's executives in the event of certain restatements of the Group's financial statements.

✓

We have retained an independent compensation consultant who reports to the Organization and Compensation Committee.

✓

We hold an annual "say-on-pay" advisory vote.

✗

We do not provide employment agreements. Other than participation in the Executive Severance Plan, none of the executives are party to individual employment or severance agreements.

✗

We do not provide single-trigger change in control benefits. The Group's Executive Severance Plan provides for change in control severance benefits upon a termination of employment following a change in control. In addition, the Group's equity incentive plan does not require single-trigger vesting acceleration upon a change in control.

✗

We do not provide tax gross-ups on perquisites or other personal benefits.

✗

We limit perquisites. As detailed below, the Group provides executives with only limited perquisites consisting of a company car with related excess liability insurance and an employee relocation program.

✗

We do not allow hedging and pledging with respect to Group stock. Group's directors and executives are prohibited from hedging their ownership of Group stock, including trading in options, puts, calls, or other derivative instruments related to Group stock or debt, in accordance with an anti-hedging prohibition in our insider trading policy. Our directors and executives are also prohibited from pledging their ownership of Group stock in accordance with an anti-pledging provision in our insider trading policy.

Pay for Performance

Our executive compensation program is designed to link executive compensation to our performance (as measured by key operational and financial objectives incorporated in both long-term and short-term performance-based compensation programs), including:

•
Use of a short-term performance-based compensation program in the form of an annual performance-based short-term incentive that supports our long-term growth objectives of the Group;

•
Awarding 50% of long-term equity incentive compensation in the form of restricted stock units (RSUs) subject to performance-based vesting criteria, with the remaining 50% awarded in the form of time-based restricted stock awards (RSAs); and

•
Using a three-year performance period for the performance-based RSUs with vesting based upon achievement of performance targets related to each of the following: water quality, customer service, utility plant investment, return on equity, and safety.

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2018 Say-on-Pay Vote and Stockholder Outreach

From 2013 thru 2017 our executive compensation program received stockholder support averaging 93%. During that time, we received positive feedback from our stockholders and did not make any material changes in design or execution to our executive compensation program.

For fiscal year 2018, we received 75% of the votes cast on the Say-on-Pay advisory vote taken at the 2018 Annual Meeting of Stockholders (Say-on-Pay). While the Committee believes this strong level of support is indicative of the Committee's commitment to maintaining an executive compensation program focused on pay for performance, the Committee engaged in significant outreach to stockholders to understand the cause of the decline from the prior level of support.

The Committee recognizes that best practices in executive compensation continue to evolve and we strongly believe in soliciting feedback from stockholders to better understand their views, to receive their input on our business strategy and execution, and to gather feedback regarding other matters of investor interest.

In 2018 we contacted 14 of our largest stockholders, representing 42.2% of our outstanding shares at that time. Among these, we spoke with stockholders representing 32.2% of our then-outstanding shares. These stockholders shared favorable views of the Group's executive leadership team, including each of the named executive officers, and the alignment between pay and performance. We specifically discussed the change in the value of our CEO's pension benefits as reported in the Summary Compensation Table, which represented a large non-cash portion of the reported total compensation for our CEO. What we heard from stockholders was that they understood the drivers of the non-cash change in pension value and did not see the reported amount as an egregious compensation element or a risk factor that influenced their Say-on-Pay vote. This was true across stockholders with whom we spoke, including those who had voted against the Say-on-Pay proposal at the 2018 Annual Meeting. Instead, stockholders tended to focus on changes in our CEO's pay excluding the actuarial change in pension value. As such, we have added a column to the right of the Summary Compensation Table to show the total compensation of our named executive officers subtracting out the actuarial changes in pension value from the total compensation figure required to be reported.

As part of our stockholder outreach we also solicited feedback from the stockholders with whom we spoke on the short-term and long-term incentive compensation metrics used in 2017 in our executive compensation program. A number of stockholders (including both stockholders who supported the Say-on-Pay resolution and those who voted against it) expressed that they would generally prefer to see less overlap in the performance metrics used in our short-term and long-term incentive compensation programs. Taking this feedback into account, as well as an extensive review of the compensation plans within our proxy peer group, we made a number of changes to the performance criteria used for our 2019 incentive compensation programs. The performance-based RSUs granted to all officers in 2019, as our long-term incentive program, will vest based upon our achievement with respect to three different performance metrics over a three-year period from 2019 to 2021. These performance metrics are based upon three-year return on equity, three-year cumulative growth in stockholder's equity and a third metric tied to the implementation, by the end of the performance period, of certain customer service-related initiatives. In contrast, our 2019 short-term incentive program will continue to be based upon the achievement of performance criteria related to the following, measured over fiscal year 2019: water quality, earnings per share, utility plant investment, emergency preparedness and workplace safety metrics, and customer service metrics (which are different from the customer service-related initiatives on which the performance-based long-term incentive RSUs are measured).

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Recap of 2018 Group Performance

Our executive team's 2018 performance demonstrates our commitment to delivering value to our stockholders and customers.

Financial Results

•
Achieved net income of $65.6 million and diluted earnings per share of $1.36 (each determined in accordance with GAAP);

•
Achieved the majority of its operational goals while keeping controllable costs within budget;

•
Invested $253.0 million of capital, a majority of which was associated with the Group's Infrastructure Improvement Plan;

•
Increased the Group's annual dividend by three cents, or 4.2%, which represents our 52nd consecutive annual dividend increase;

•
Maintained the Group's strong credit rating of A+ stable and AA– for first mortgage bonds and "exceptional" liquidity rating from Standard & Poor's (one of the only North American utilities to do so); and

•
Achieved consolidated Group earnings per share in 2018 representing a return on equity (determined in accordance with GAAP) of 9.18% as reported in item 7 of the Group's Form 10-K for the year ended December 31, 2018 as filed with the SEC.

On December 15, 2016, the California Public Utilities Commission (CPUC) approved the Group's largest subsidiary, California Water Service Company's (Cal Water), 2015 General Rate Case (GRC) application. The decision authorizes Cal Water to request annual escalation rate increases for 2019 for those districts that passed the earnings test. In November of 2018, Cal Water requested escalation rate increase in all of its regulated districts in California. The annual adopted gross revenue associated with the November 2018 filing was $16.2 million, effective January 1, 2019.

Water Quality and Customer Service Accomplishments

•
Met all state and federal primary water quality standards in all 221 water systems Group operates;

•
Met the new limit of five parts per trillion for 1,2,3-Trichloropropane (TCP) set by the California State Water Resources Control Board in July 2017 by the initial compliance deadline of January 2018;

•
Recognized by the American Society of Civil Engineers and the National Association of Water Companies for Cal Water's TCP treatment and compliance project;

•
Met or exceeded all customer service standards as set by the CPUC; and

•
Implemented "Reliability Runs Deep" campaign to educate our customers on our infrastructure improvement program.

Safety Achievement

•
Partnered with other first responders to activate emergency operations centers and provide the emergency services in our Lucerne, California service area during the Mendocino Complex Fire and our Westlake, California service areas during the Woolsey Fire;

28    CALIFORNIA WATER SERVICE GROUP  |  2019 Proxy Statement

•
Provided emergency aid to Paradise Irrigation District in an effort to restore water service to the Town of Paradise, neighbor to our Chico service area and home to many of our Chico service area based employees after the Camp Fire;

•
Conducted Emergency Operations Center (EOC) training in all subsidiaries, including eight sessions with local police, fire, and city authorities;

•
Conducted four Critical Incident Response Management Team training summits throughout Cal Water;

•
Reduced Total Case Incident Rate by 25% over 2017 rates; and

•
Implemented an accident reduction program and reduced preventable vehicle accident rate by 28% over 2018 rates.

CEO Pay Overview

Martin A. Kropelnicki, our CEO since September 1, 2013, made significant contributions managing our performance in 2018. Based on the 2018 performance objectives, the Committee granted Mr. Kropelnicki an equity incentive award with a total value of $575,000 for 2018, consisting of $287,500 in the form of time-based RSAs vesting over three years and $287,500 in the form of performance-based RSUs with a three-year performance period and the opportunity to earn up to 200% of the target performance-based RSU award based on achievement with respect to Committee approved objectives. With a 2018 base salary of $958,000 and $1,245,400 annual performance-based short-term incentive compensation (representing a payout of 130% of target for 2018 and reflecting superior performance during the year as described in more detail below), Mr. Kropelnicki's total direct compensation for 2018 was $2,753,879 (comprised of salary, annual performance based short-term incentive compensation bonus, performance-based restricted stock units, and time-based restricted stock awards).

The main difference between Mr. Kropelnicki's total direct compensation and the amount reported in the 2018 Summary Compensation Table later in this Proxy Statement is the non-cash change in net present value of his pension from 2017 to 2018, a $3.1 million increase in the actuarial estimate of his future potential pension benefits. The change in pension value represents the present value of future retirement benefits and does not represent a cash transaction made to Mr. Kropelnicki. No pension benefit will be paid to Mr. Kropelnicki until after his retirement from the Group. Changes in actuarial assumptions for the pension costs are included in customer rates through a rate recovery mechanism. The net present value of the pension benefit ultimately received by Mr. Kropelnicki will change based on a number of factors, including changes in interest rates, changes in mortality tables, Mr. Kropelnicki's current age, years of service, and age at retirement.

Compensation Philosophy for Executives

Our overall philosophy is to provide compensation that attracts, retains, and motivates talented executives, rewards excellent job performance, overall leadership, and provides for fair, reasonable, and competitive total compensation that aligns executives' interests with the long-term interests of our stockholders and customers.

The Committee believes that a balance of fixed and variable compensation, with short-term and long-term compensation elements, maintains a strong link between the NEOs' compensation and the overall Group's performance, as well as promotes the interests of both customers and stockholders. The Committee annually re-evaluates the mix of fixed and variable compensation, including the proportions of incentive compensation awarded as short-term cash-based and long-term equity-based awards and stockholder feedback. Additionally, the Committee continues to monitor our program on an annual basis to ensure that the structure will not incentivize excessive risk-taking.

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Overall, we believe our executive compensation program is achieving the intended results. We believe our compensation is competitive in the industry and has resulted in the attraction and retention of executives who contribute to the long-term success of the Group. In addition, the program creates a strong linkage between pay and performance through our long-term equity and annual performance-based short-term incentive compensation without encouraging imprudent risk taking by our executives.

Elements of Compensation

The material elements of our executive compensation program for 2018 included:

•
Base Salary;

•
Annual Performance-Based Short-Term Incentive Compensation;

•
Performance and Time-Based Long-Term Equity Compensation;

•
Basic and Supplemental Pension Plan Benefits;

•
Deferred Compensation Plan Benefits; and

•
Limited Perquisites.

In determining compensation, the Committee is mindful that as a holding company for a California regulated utility, the Group's financial performance is substantially dependent upon CPUC regulation plus other factors, which to a large extent are beyond the control of executives. Therefore, the Committee's decisions regarding overall compensation are determined largely by evaluation of factors that are within the executives' control and its comparisons with companies in its peer group. As discussed below, the metrics used to determine our executives' annual short-term performance-based incentive compensation and the vesting of long-term performance-based equity compensation awards are appropriate metrics that will align executive performance in a manner beneficial to both stockholders and customers and not encourage imprudent risk-taking.

Base Salary

The only guaranteed portion of executive total compensation is in the form of base salaries that compensate our executives for performance of primary roles and responsibilities. The Committee reviews base salaries for our executives annually and determines whether or not to recommend adjustments to salaries. To assist the Committee in this review, our President & CEO provides an assessment of each executive's performance and contribution towards the key corporate goals and makes recommendations regarding base salary adjustments to the Committee for each of our executives other than himself based on the competitive data and the other factors described below under "Determining Executive Compensation."

The Committee has and continues to target base salaries for each executive that are appropriate for the performance, skills, capabilities, and individual contributions in his/her position. The base salary levels are established by reference to the competitive data described below.

Consistent with last year's practice, when determining 2018 base salaries, the base salaries for our executives were compared to the base salaries for similar positions within the competitive data. Similarly, the total target cash compensation for our executives (taking into account annual short-term incentive compensation targets) was compared to the competitive market target total cash compensation. Each executive's base salary for 2018 was within the competitive range (defined as plus or minus 20% from the median compensation level, based upon available survey data) of target total cash compensation.

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Each year, our executives, including our NEOs, establish a number of corporate goals and objectives that promote the long-term growth and align the interests of stockholders, customers, and employees. The objectives are communicated internally and monitored quarterly. Changes in base salary levels for our President & CEO and other NEOs are generally based on progress against certain of these key corporate goals and individual executive performance. For 2018, the following corporate goals were used to evaluate 2018 compensation for our current President & CEO and NEOs:

1.     Group Operations Goal – Achieve planned operating results as defined in the 2018 Corporate Goals and Objectives. Our overall goal was to manage the controllable elements of administrative and general, other operations, and maintenance expenses within budget.

Achieved Results for Group Operations – For 2018, the Group achieved the majority of its operational goals while keeping controllable costs within budget. The Group completed key strategic objectives in the year including:

•
Continued enhancement of the Group's safety organization and programs making safety a top priority;

•
Continued focus on advancing the Group's cyber security intrusion prevention system and incidence response program including continued employee training, implementation of a cyber security dashboard, and conducting a cyber security table top exercise with representatives of the Department of Homeland Security and Federal Bureau of Investigation;

•
Implemented a new Enterprise Risk Management tool and dashboard reporting; and

•
Co-hosted Emergency Operation Center exercises with three districts and five communities.

2.     Stockholder Value Goal – Achieve budgeted earnings per share of $1.26, return on equity on invested capital of 9.20%, and company-funded capital expenditures of $210 million.

Achieved Results for Stockholder Value – For 2018, the Group achieved the following result for the major objective in this category:

•
Earnings per share of $1.36 or 108% of target, which represents a return on equity (as determined in accordance with GAAP) of 9.18% as reported in item 7 of the Group's Form 10-K for the year ended December 31, 2018 as filed with the SEC.

•
Company-funded capital expenditures were $253.0 million, exceeding the 2018 Capital program by $43 million or 20%. The Group's 2018 achieved capital expenditures was $271.7 million as reported in item 7 of the Group's Form 10-K for the year ended December 31, 2018 as filed with the SEC. Excluding developer funded expenditures of $16.0 million and excluding a decrease in accounts payable accrual of $2.7 million for capital project spend, the Group spent $253.0 million on company-funded capital expenditures for the 2018 performance period.

3.     Regulatory Goal – Earn authorized annual escalation rate increases for 2019, file the Cal Water GRC; conclude California's Cost of Capital application; conclude the Hawaii Water Service Company's (Hawaii Water) GRC for its Waikoloa Village and Resort Systems; file the Washington Water Service Company (Washington Water) GRC.

Achieved Results for Regulatory – On December 15, 2016, the CPUC voted to approve Cal Water's 2015 GRC settlement agreement. As a part of the decision Cal Water was authorized to request annual escalation rate increases for 2019 for those districts that passed the earnings test. In November of 2018, Cal Water requested escalation rate increases in all of its regulated

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districts increasing adopted gross revenue by $16.2 million. The new rates became effective on January 1, 2019.

On July 2, 2018, Cal Water filed a GRC application with the CPUC proposing $828.5 million of infrastructure improvements. Cal Water has proposed to the CPUC to increase revenues by $51.0 million, or 7.7%, in 2020; $29.8 million, or 4.2%, in 2021; and $31.4 million, or 4.2%, in 2022 as compared to the last authorized revenue. Any changes in customer rates are expected to become effective in 2020.

On March 22, 2018, the CPUC adopted a revised proposed decision in the cost of capital proceeding for Cal Water and three other water utilities for the years 2018-2020, establishing for Cal Water a 9.20% return on equity and a 5.51% cost of debt, with a capital structure of 46.60% long-term debt and 53.40% common equity, and an authorized return on rate base of 7.48%. The adopted capital structure did not change.

In December of 2017, Hawaii Water filed GRC applications requesting additional revenues of $3.8 million on an annual basis for its Waikoloa Village and Resort Systems with the Hawaii Public Utilities Commission (HPUC). On January 1, 2019, the HPUC authorized Waikoloa Village rate increases of $0.8 million for 2019 and $0.1 million for 2020. On January 7, 2019, the HPUC authorized Waikoloa Resort rate increases of $0.8 million for 2019, $0.8 million for 2020, and $0.1 million for 2021.

On July 2, 2018, Washington Water submitted a GRC application to the Washington Utilities and Transportation Commission (UTC) requesting an increase of $1.6 million in annual revenue, which is an increase of 13.8% over 2017 revenue. The application reflected increases in materials, equipment, depreciation expense due to the addition of new facilities, and increases in employee wages and health care costs. The UTC authorized an annual rate increase of $1.1 million on November 1, 2018 and the new rates became effective on December 1, 2018.

4.     Customer Service and Water Quality Goal – Complete key strategic projects in the areas of customer service and water quality including:

•
Meet or exceed all customer service standards as set by the CPUC;

•
Meet or exceed all water quality standards in every state, every day, with no water quality violations in 2018; and

•
Meet or exceed all wastewater discharge standards in every system, every day, in 2018.

Achieved Results for Customer Service and Water Quality – During 2018, we completed key strategic objectives in the areas of customer service and water quality. Cal Water successfully exceeded the nine CPUC standards which encompass key measurements for telephone responsiveness, service responsiveness, billing accuracy, and general levels of customer complaints. The nine CPUC customer service standards are found in the CPUC's General Order 103-A.

Additional key objectives include:

•
Planned, designed, and constructed treatment to meet the new limit of five parts per trillion for TCP set by the California State Water Resources Control Board in July 2017 by the compliance deadline of January 2018;

•
Met new Environmental Protection Agency (EPA)/State of California guidance on the revised Lead and Copper Rule and completed lead testing in all Kindergarten through grade 12 private and public schools in Cal Water's service areas; and

•
Group maintained an excellent environmental standards record throughout 2018.

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5.     Employee Retention and Development Goal – Implement key strategic projects in the area of employee retention and development.

Achieved Results for Employee Retention and Development – During 2018, we completed key strategic objectives in the area of employee retention and development, including:

•
Implemented the updated and enhanced Continuous Improvement Program throughout all of the Group's subsidiaries;

•
Completed the 2018 succession and employee development plan, including implementation of the Executive Development Program under our leadership strategy;

•
Implemented a Vehicle Accident Reduction Program including revision of our preventable vehicle accident policy and rollout of our driver training program;

•
Continued focus on developing partnerships with local schools and other entities to build interest in individuals wanting a career in the water industry at Cal Water;

•
Received the American Society of Civil Engineers (ASCE) San Joaquin Branch and Los Angeles Section's "Water Project of the Year" award for Cal Water's TCP treatment and compliance project;

•
Received the American Water Works Association's (AWWA) Diversity Award for 2018;

•
Named a "Top 100 Workplace" in the San Francisco Bay Area for the seventh consecutive year; and

•
Received certification as a Great Place to Work® by the Great Place to Work® Institute for the third consecutive year.

Once the Committee assesses the business results for each goal as described above, the Committee then reviews and discusses the overall performance of each executive and the competitive data provided by the independent consultant retained by the Committee. Once reviewed and agreed upon, the Committee recommends to the Board the base salaries for our executives (including the President & CEO).

The increases to salaries are intended to compensate the individuals for job performance and overall leadership while being within the "competitive range" of the market data for target total cash compensation for similar positions ("competitive range" is described in more detail above and below) when taking into account the short-term incentive compensation described below.

Performance-Based Short-Term Incentive Compensation

As strategic goals are long-term in nature, we maintain an annual performance-based short-term incentive compensation program for executives designed to align annual performance and achievement with the long-term strategic goals of the Group. The performance-based short-term incentive compensation is fully at risk with payout dependent upon achievement of certain performance objectives over a one-year performance period.

The Committee considered a number of factors when establishing the 2018 performance metrics including our long-term strategic plan, historical performance, the regulatory environments it operates in, feedback from the independent compensation consultant, stockholder feedback, and management discussions. The performance metrics are intended to foster and enhance cross-functional integration, customer relationships, continuous improvement, and team accountability. Targets for each of the performance metrics were designed to be challenging but achievable with strong management performance.

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As in prior years, the 2018 performance objectives for the annual short-term incentive compensation were selected to match the performance metrics used for the long-term performance-based RSUs eligible to be earned for 2018 performance, which are listed in the table that follows under "Performance and Time-Based Equity Compensation." The Committee feels that the metrics selected are designed to complement both the short-term and long-term goals as well as the strategic plans of the Group. In the short-term, our executives are motivated to execute on strategies and policies while making good operating decisions to maximize performance over the course of the year while simultaneously being motivated to develop strategies and policies to achieve long-term growth and increase the value of the organization over the long-term. By aligning performance metrics between short-term and long-term incentive compensation, our executives are discouraged from short-term risk taking at the expense of the long-term health of our regulated utilities, customers, and operations. The performance metrics selected have previously undergone regulatory review, and as such, compensation payable based upon these metrics are currently included in customer rates through a rate recovery mechanism.

For 2018, the Committee granted the opportunity for our executives (other than our President & CEO) to receive short-term performance incentive awards with a target payout equal to 25% of base salary (up from 20% in 2017) with an actual payout range of 0% to 200% of target, based on performance. For our President & CEO, the Committee granted the opportunity to receive a short-term performance based incentive award in 2018 with a target payout equal to 100% of base salary (up from 85% in 2017), with an actual payout range of 0% to 200% of target, based on performance.

Payment of the short-term performance incentive awards is typically made in March, following the Group's receipt of audited financial statements and the subsequent certification of the Group's performance by the Committee. See below for additional information regarding the performance goals and resulting payouts under the annual short-term incentive program for 2018.

Performance and Time-Based Equity Compensation

The purpose of our long-term equity incentive compensation is to better align executive compensation with the interests of both stockholders and customers, to create incentives for executive recruiting and retention, to encourage long-term performance by our executives, and to promote stock ownership. Risk is taken into account in determining the aggregate amount of incentive compensation and performance criteria, including assessment of risk management and risk mitigation.

As with target short-term incentive compensation, the Committee reviewed the competitive range of long-term equity compensation and total direct compensation for similar positions within the competitive market in making decisions regarding long-term equity compensation awards for 2018. However, the Committee also believes that, in the interest of strengthening and rewarding teamwork and collaboration within the executive team, the annual equity incentive awards granted to each of our executives (other than our President & CEO) should be based on the same objectives and methodology. The Committee recommended awarding our President & CEO a greater value of equity awards in 2018 than our other executives because of his substantially greater level of responsibility and ability to influence Group's operational results.

Based on the methodology described above, the grant values for 2018 were unchanged from 2017's grant values. For 2018, the Committee set the total value for the equity compensation awards at $575,000 for our President & CEO, $150,000 for the Group's vice presidents, and $90,000 for all other executives, assuming a target level of performance. All equity awards for

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executives were granted 50% in the form of time-based RSAs vesting over three years and 50% in the form of performance-based RSUs with a three-year performance period and the opportunity to earn up to 200% of the target performance-based RSU award based on achievement with respect to Committee-approved objectives.

The performance-based RSUs awarded to our executives provide for a three-year performance period with vesting based solely upon the achievement of objective performance criteria. The Committee certifies and approved the performance of each metric for each year of the performance period. At completion of the three-year performance period, the annual performance is aggregated to attain the three-year performance period's final achievement. The number of shares awarded at the end of the three-year performance period is based on the extent the performance criteria is met over such time and subject to the executive's continued employment through such date. Each year following the performance period, the Committee establishes performance metrics with respect to each of the performance criteria described below. As noted above, for 2018, the performance criteria for our annual short-term incentive program are the same metrics applicable to the performance-based RSUs for 2018.

The following section provides a more detailed look at each performance metric, along with the maximum, target, and threshold levels for each:

•
Water Quality:    This metric evaluates performance based on number of procedural violations and violations of primary and secondary drinking water standards. The CPUC has authority to set drinking water standards for Cal Water. It has adopted the California State Water Resources Control Board, Division of Drinking Water (DDW) standards, which also incorporate U.S. Environmental Protection Agency (EPA) drinking water standards. Similarly, the Group's subsidiaries in Washington, Hawaii, and New Mexico are regulated by the EPA and their respective state health regulators. For 2018, all state operations are included in the performance metric for primary water quality. The secondary and procedural water quality metrics measure activity in the California subsidiary only.

  •
  A primary drinking water standard violation is related to public health, either acute or long-term.

  •
  A secondary drinking water standard violation is related to taste or aesthetics, such as excessive iron and manganese, and can generate customer complaints.

  •
  A procedural violation is a missed sample or other non-compliance item that is not a violation of a primary or secondary standard.

We make it a priority to meet all water quality standards, every day, in every service area. For this reason, the target performance level was set for no primary water standard violations, two or fewer secondary water standard violations, and no more than four procedural violations.

Performance Level*	Primary Water Standards Violations (all states)	Secondary Water Standards Violations (California only)	Procedural Violations (California only)	Goal Achieved

Maximum	0	0	0	200%
Target	0	2 or fewer	Up to 4	100%
Threshold	1 or fewer	4 or fewer	Up to 8	50%

*
An additional tier applies between the target and maximum level.
•
Customer Service:    A combination of nine CPUC standards and one internal Cal Water performance indicator which encompass key measurements for telephone responsiveness, service responsiveness, billing accuracy, and general levels of customer complaints comprises this metric. The nine CPUC customer service standards are found in the CPUC's

CALIFORNIA WATER SERVICE GROUP  |  2019 Proxy Statement    35

  General Order 103-A. This metric is evaluated each quarter for 10 measurements in 20 California service areas for an annual target of 764-771 and a maximum annual metric measurement of 800. For 2018 performance-based short-term incentive compensation and long-term performance-based equity grants, the criteria for each performance level was set above prior year criteria in response to prior year actual results.

Performance Level*	Criteria	Goal Achieved

Maximum	99.5% of maximum annual metric	200%
Target	95.5% of maximum annual metric	100%
Threshold	92.5% of maximum annual metric	25%

*
Multiple tiers apply between the threshold and target level and between the target and maximum level.
•
Utility Plant Investment:    The annual Board-approved capital expenditures budget is the target for this metric. Investment in utility plant, property, and equipment is a driver of stockholder return and a key component of providing reliable, high-quality water service to customers. This metric is updated each year to reflect the annual approved capital program and budget for the Group and its subsidiaries and is tied to regulatory approvals. For 2018, the annual Board-approved capital expenditure budget and target performance level was set at $210 million.

Performance Level*	2018 (In Millions)	Goal Achieved

Maximum	$230	200%
Target	$210	100%
Threshold	$195	25%

*
Multiple tiers apply between the threshold and target level and between the target and maximum level
•
Return on Equity (ROE):    The return on equity of 9.2% is the target for this metric. Return on equity is defined using net income divided by average common stockholders' equity. This metric's target is aligned with the authorized ROE for Cal Water as adopted by the CPUC in a revised proposed decision in the cost of capital proceeding for Cal Water for fiscal years 2018 through 2020. The CPUC increases or reduces the amounts Cal Water can collect from customers when it changes the authorized return on equity. Group's actual or recorded ROE may be higher or lower than what the CPUC has authorized, depending on the effectiveness of the Group's financial management and regulatory strategy. This metric provides for a substantial increase in the award for performing above the authorized ROE (20% increase for a 10 basis points increase in ROE) and a more graduated downside measure (20% decrease in award for a 50 bps decrease in ROE) due to the regulatory mechanisms in place which limit the possibility of achieving high returns on equity. For 2018, the ROE authorized by the CPUC was 9.20%.

Performance Level*	Each Annual Period	Goal Achieved

Maximum	9.70%	200%
Target	9.20%	100%
Threshold	7.20%	20%

*
Multiple tiers apply between the threshold and target level and between the target and maximum level.

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•
SAFETY:    This metric is measured annually for Cal Water and is comprised of three of our safety program components. These three components include full attendance at Cal Water mandated safety training for all employees (minimum of five training topics annually), Total Case Incident Rate (TCIR) which represents the average number of work-related injuries incurred by 100 workers during a one-year period as measured against California companies, and the number of preventable vehicle accidents. The three safety components are weighted as follows:

  •
  Training rate measure – 20%

  •
  TCIR measure – 40%

  •
  Preventable vehicle accident measure – 40%

Our executives have been focused on improving its management of the safety program and we have set this metric to improve performance from current conditions towards industry averages, where applicable, and performance expectations.

Performance Level*	Training Rate Measure Performance Target	Goal Achieved

Maximum	100% of applicable employees	200%
Target	80% of applicable employees	100%
Threshold	65% of applicable employees	25%

*
Multiple tiers apply between the threshold and target level and between the target and maximum level.

Performance Level*	TCIR Measure Performance Target	Numeric Equivalent	Goal Achieved

Maximum	45% improvement over 2017 achieved results	2.6	200%
Target	25% improvement over 2017 achieved results	3.5	100%
Threshold	10% improvement over 2017 achieved results	4.2	25%

*
Multiple tiers apply between the threshold and target level and between the target and maximum level.

Performance Level*	Preventable Vehicle Accident Measure Performance Target	Numeric Equivalent	Goal Achieved

Maximum	45% improvement over 2017 achieved results	34	200%
Target	25% improvement over 2017 achieved results	46	100%
Threshold	10% improvement over 2017 achieved results	55	25%

*
Multiple tiers apply between the threshold and target level and between the target and maximum level.

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Summary of Performance Goal Achievements for 2018

The following chart sets forth the performance goals used for short-term and long-term compensation for 2018, and the achievement of each goal as certified by the committee for 2018. The RSU and cash award component weighting is 20% for each of the five performance goals as follows:

•
Water Quality was above target with no primary or secondary violations and two procedural violations.

•
Customer Service was below target with 762 annual aggregate metrics met.

•
Utility Plant Investment was above target with $253.0 million in company-funded capital expenditures.

•
Return on Equity was below target at 9.18%.

•
Safety was above target at 88% training rate, 2.6 TCIR and 25% reduction in preventable vehicle accidents.

Total 2018 RSU performance achievement for all executives = 130%

Total 2018 short-term incentive award achievement for all executives = 130% (award capped at 200%)

(1)   The Group's 2018 achieved capital expenditures was $271.7 million as reported in item 7 of the Group's Form 10-K for the year ended December 31, 2018, as filed with the SEC. Excluding developer-funded expenditures of $16.0 million and excluding a decrease in accounts payable accrual of $2.7 million for capital project spend, Group spent $253.0 million on company-funded capital expenditures for the 2018 performance period.

(2)   The Group achieved a return on average common equity in 2018 of 9.18%, as reported in item 7 of the Group's Form 10-K for the year ended December 31, 2018, as filed with the SEC.

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The table below summarizes the total performance-based incentive compensation paid or earned by our executives for the fiscal year ended December 31, 2018.

Name	2018 Performance Stock Earned ($)(1)	2018 Short-Term Incentive Award ($)(2)

Martin A. Kropelnicki	$553,390	$1,245,400
Thomas F. Smegal	144,382	143,650
Paul G. Townsley	144,382	127,075
Robert J. Kuta	144,382	108,550
Lynne P. McGhee	144,382	98,800

(1)
The performance stock earned represents the 2018 tranche for the 2016, 2017, and 2018 performance stock awards.

The shares for the 2016 performance stock award, which is comprised of the years 2016, 2017, and 2018, were awarded following the end of the three-year performance period on March 1, 2019. Certified results for each perspective year of the three-year performance are as follows:

2016 – 136%
2017 – 165%
2018 – 130%

2016 RSU grant performance achievement – 143.667%

  The shares for the 2017 performance stock award, which is comprised of the years 2017, 2018, and 2019, will be awarded following the end of the three-year performance period, subject to continued employment through such time. The shares for the 2018 performance stock award, which is comprised of the years 2018, 2019, and 2020, will be awarded following the end of the three-year performance period, subject to continued employment through such time.

(2)
The short-term incentive compensation is paid out annually following certification of the prior year's results by the Committee.

2019 Compensation

  Incentive Awards for 2019

The Committee increased the target short-term compensation values from 2018 to 2019 under the annual incentive program. There was no increase to the target value of the equity compensation awards.

The equity awards vest over three years respectively, with 50% subject to the achievement of performance-based metrics and 50% subject to time-based vesting and continued employment.

On March 5, 2019, the following awards were granted:

•
President & CEO – 5,584 shares of RSAs and 5,584 RSUs;

•
Group's Vice Presidents    – 1,457 shares of RSAs and 1,457 RSUs; and

•
Other executives  – 875 shares of RSAs and 875 RSUs.

The RSUs are subject to performance-based vesting.

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The following charts illustrate target variable incentive pay as a percentage of compensation for 2018 and 2019:

Chief Executive Officer 2018-2019 Pay Mix	Other NEOs 2018-2019 Pay Mix

Basic and Supplemental Pension Plan Benefits

In addition to the tax-qualified defined benefit plan that covers all permanent employees, supplemental retirement benefits are provided to our executives under the SERP. The SERP plan is designed primarily to compensate for limitations imposed by the Internal Revenue Code (Code) on allocations and benefits that may be paid to executives under the Group's tax-qualified plan. Because the Code restricts benefits under the tax-qualified plan, our executives otherwise would not be eligible to receive the retirement benefits that are proportional to the benefits received by our employees that generally are based on compensation. The SERP is structured such that benefits are paid to our executives on a "pay as you go" basis. The SERP is an unfunded, unsecured obligation of the Group and is designed to assist in attracting and retaining key executives while providing a competitive, total compensation program. The annual expenses of the pension and SERP have allowable costs recovered in rates through the regulatory process in California and other states.

Deferred Compensation Plan

The Group maintains a deferred compensation plan for its directors, executives, and qualified managers. The plan is intended to promote retention by providing eligible employees, including the executives, with a long-term savings opportunity on an income tax-deferred basis. This plan is voluntary and funded by the individuals who elect to participate in the program. There are no company-matching contributions.

401(k) Plan

All employees satisfying the eligibility requirements are entitled to participate in our 401(k) plan and receive matching contributions from the Group. Pursuant to the plan, all employees, including executives, are entitled to contribute up to the statutory limit set by the Internal Revenue Service (IRS) and the Group matches 75% for each dollar contributed up to eight percent for a maximum company-matching contribution of six percent of employee's base salary.

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Limited Perquisites

As part of the Group's automobile policy, executives have the use of a company-owned automobile, including excess liability insurance. The Committee believes that the use of a company-owned automobile allows our executives to work more efficiently because many of the geographic areas served by the Group are most effectively reached by automobile as opposed to other forms of transportation, such as air travel. Any personal mileage incurred by our executives are taxed as additional compensation in accordance with IRS regulations and paid for by the executives. The Group offers its executives a supplemental medical providing proactive health protection services including executive physicals and emergency travel assistance. Additionally, the Group also has a relocation program assisting employees required to move on behalf of the Group to remain as productive as possible during the relocation transition. Employees who receive relocation assistance are required to sign a repayment agreement. Other than these benefits, the Committee's general philosophy is not to provide perquisites and other personal benefits of substantial value to the executives.

Severance Arrangements

None of our executives are party to an individual employment agreement. Additionally, our executives are not provided with single-trigger change in control benefits.

Consistent with the Group's compensation philosophy, the Committee believes that the interests of stockholders are best served if the interests of senior management are aligned with those of our stockholders. To this end, the Group provides change in control severance benefits to our executives under the Group's Executive Severance Plan to reduce any reluctance of our executives to pursue or support potential change in control transactions that would be beneficial to our stockholders. The Group adopted the plan in 1998, and its purpose is to promote the continued employment and dedication of our executives without distraction in the face of a potential change in control transaction. The Executive Severance Plan provides severance pay equal to three times base salary to each of our executives if their employment is terminated without good cause or they resign for good reason during the two-year period following a change in control. Each executive will also be eligible to receive a gross-up payment if the executive is required to pay an excise tax under Section 4999 of the Internal Revenue Code. This provision for a tax gross-up has been a part of the Executive Severance Plan since its inception in 1998 and has not been modified since then.

In the event of a termination not in connection with a change in control, each executive is covered by the Group's general severance policy which states that each non-union employee of the Group whose employment is terminated without cause is entitled to severance pay of either one week's pay after completing two years of service or two weeks' pay after completing five or more years of service, provided in each case that at least two weeks' notice is given. Under the Group's policies, all executives are entitled to a pay-out of six weeks of vacation time upon termination of employment.

Determining Executive Compensation

Each year the Committee reviews, assesses, and recommends to the Board all compensation for our executives after determining that the compensation for these individuals is competitive relative to companies of comparable size, complexity, location, and business nature (see below for additional discussion of this comparison). In addition, the Committee approves the retention, fees, and termination of any compensation consultant or compensation consulting firm used to assist in the evaluation of executive compensation. With respect to 2018 compensation decisions, the Committee retained the services of an independent compensation consultant, Veritas Executive Compensation Consultants (Veritas), for investigation into and

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advice on compensation for executives. The Committee believes that having an independent evaluation of compensation is a valuable tool for the Committee, the Group, and stockholders. Veritas is not engaged to perform any additional work for the Group. The Committee retained Veritas for several purposes, including:

•
Constructing and reviewing compensation comparisons from readily available published survey and public filings data; and

•
Performing a competitive assessment of the compensation programs, practices, and levels for directors and executives.

The Committee made a number of compensation recommendations, including those pertaining to the executives that were based on the competitive assessments provided by and through consultation with Veritas. The Committee's recommendations were made, however, entirely by the Committee, in its sole discretion.

The total compensation level for each executive is based on one or more of the following factors:

•
The individual's duties and responsibilities within the Group;

•
The individual's experience and expertise;

•
The compensation levels for the individual's peers within the Group;

•
Compensation levels for similar positions based on a review of published compensation surveys; and

•
The levels of compensation necessary to recruit, retain, and motivate executives.

In order to determine competitive compensation practices for 2018, the Committee relied, in part, on published survey compensation data as well as proxy data for individual companies. The individual companies are referred to in this proxy statement as the "Peer Group." The Peer Group includes companies that are generally gas, water, or multi-utility-based organizations with one-half to two times the annual revenue size of the Group.

On November 28, 2018, the Committee approved the following companies for inclusion in the Peer Group for 2018 for determining competitive compensation levels, which were the same as the companies for the Peer Group in 2017:

Allete, Inc.	Northwest Natural Gas Company
American States Water Company	NorthWestern Corp.
Aqua America, Inc.	Otter Tail Corporation
Avista Corporation	Ormat Technologies
Black Hills Corp.	PMN Resources
Chesapeake Utilities Corp.	Portland General Electric
El Paso Electric	San Jose Water Company
MGE Energy	South Jersey Industries, Inc.

Veritas utilized the data from these sources (competitive data) to compile the competitive pay information comparing each executive's compensation to market levels for his/her executive position.

After consideration of the competitive data, the Committee makes decisions regarding each individual executive's target total compensation opportunities based on the Group and individual performance and the need to attract, motivate, and retain an experienced and effective management team. The Committee examined the relationship of each executive's

42    CALIFORNIA WATER SERVICE GROUP  |  2019 Proxy Statement

base salary, long-term equity incentives, short-term incentive awards, and total compensation to the competitive data from several perspectives by reviewing the following:

•
The competitive data without any adjustments;

•
Annual incentive or bonus valued at 50% of median of the market competitive data;

•
The lower range of 20% below the median of the market competitive data;

•
Target total direct compensation reduced by 20% from the median of the market competitive data; and

•
Actual short-term incentive compensation reduced by 20% from the median of the market competitive data.

In making compensation recommendations for the 2018 fiscal year for the executives, the Committee's general objective was to set total compensation within a "competitive range" for each executive's position based on the competitive data. The Committee considers the "competitive range" to mean that compensation levels are within plus or minus 20% of the median compensation levels as determined by reference to the competitive data. Actual compensation decisions for the executives were, however, influenced by a variety of additional factors, including considerations of each individual's experience, expertise, performance and leadership, Group's performance, and internal equity among the executives. With respect to 2018 compensation planning, the Committee retained the services of Veritas as the independent compensation consultant.

Other Compensation Policies

Stock Ownership Requirements

The Board adopted requirements for our executives and members of our Board to own shares of Group's stock to further align their interests with those of our stockholders. The requirements were adopted to promote a long-term perspective in managing the Group and to help align the interests of our stockholders, directors, and executives. Each non-employee director and executive must directly own Group stock having a market or intrinsic value (i.e., paper gain for vested, unexercised stock options); whichever is higher, equal to:

•
For the Group's President & CEO, three times annual base salary;

•
For the Group's Vice Presidents, one and one-half times annual base salary;

•
For all other executives, one time annual base salary; and

•
For non-employee directors, five times annual base retainer.

Executives must retain 50% of the net after-tax shares from equity awards until the relevant ownership requirement is achieved. Non-employee directors are required to achieve the relevant ownership threshold within five years following adoption of the requirements or five years after commencing service, whichever is later. For executives, the Committee reviews compliance with these requirements annually. The Nominating/Corporate Governance Committee reviews compliance with these requirements for non-employee directors annually.

Anti-hedging and No Pledging Policy

In 2012, the Board adopted an insider trading policy that prohibits our directors and executives from participating in put or call options transactions, hedging and pledging transactions, or other inherently speculative transactions with respect to Group stock. This policy was adopted as a matter of good corporate governance and, by prohibiting such transactions for executives,

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the compensatory value of equity awards on both the upside and the downside remains strong.

Executive Compensation Recovery ("Clawback") Policy

In 2012, the Board also adopted an executive compensation recovery, or "clawback," policy requiring the reimbursement of excess incentive-based compensation provided to our executives in the event of certain restatements of the Group's financial statements. The policy allows the Group to clawback incentive-based compensation from executives who were actually involved in the fraud or misconduct that triggered the accounting restatement to the extent that the compensation was in excess of what would have been paid under the accounting restatement. This policy is applicable to all incentive-based compensation paid after implementation of the policy, and it covers the three-year period preceding the date on which the Group is required to prepare the accounting restatement.

Tax and Section 162(m) Implications

When designing compensation policies and setting compensation levels, we consider the potential tax treatment of the compensation, but the primary factor influencing program design is the support of business objectives. As a result of the Tax Cuts and Jobs Act of 2017 (the "Act"), for tax years beginning after December 31, 2017, the exemption from Section 162(m)'s deduction limit for performance-based compensation has been repealed. As such, compensation in excess of $1 million paid to applicable executives will not be deductible unless it qualifies for transition relief applicable to certain arrangements in place as of November 2, 2017.

Prior to the Act, Section 162(m)'s deduction limit included an exception for "performance-based" compensation that permitted qualifying compensation to be deductible even if it exceeded the $1 million limit. RSAs granted by the Group do not qualify as "performance-based compensation," and thus counted against the $1,000,000 deductibility limit. Despite the Committee's best intention to implement performance based awards eligible to qualify as tax deductible to the Group under Section 162(m) as in existence at the beginning of 2017, assurances cannot be made that compensation intended to satisfy the requirements for performance-based exemption from Section 162(m) will, due to the ambiguities and uncertainties as to the application and interpretation of Section 162(m) and the regulations issued thereunder.

In designing the executive compensation decisions for 2019, the Committee carefully considered the effect of the changes made to Section 162(m) together with our factors relevant to our business needs, but did not make any changes to the executive compensation program as a result of those changes.

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Summary Compensation Table

The table below summarizes the total compensation paid or earned by our President & CEO, CFO, and the three most highly compensated executive of the Group for the fiscal years ended December 31, 2018, 2017, and 2016.

(a)	(b)	(c)	(e)		(h)	(i)	(j)
Name and Principal Position	Year	Salary ($)	Stock Awards ($)(1)	Non-equity Incentive Plan Compensation ($)(2)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(3)	All Other Compensation ($)(4)	Total ($)	Total Excluding Change in Pension Value and Nonqualified Deferred Compensation Earnings

Martin A. Kropelnicki	2018	$946,716	$551,478	$1,245,400	$3,114,609	$45,120	$5,913,608	$2,798,999
President & CEO	2017	$921,171	$590,985	$1,297,313	$4,990,347	$39,900	$7,839,716	$2,849,369
	2016	$824,308	$565,818	$841,500	$2,187,960	$29,363	$4,448,949	$2,260,989

Thomas F. Smegal III	2018	428,053	143,884	143,650	56,669	48,519	844,410	787,741
Vice President,	2017	426,180	150,297	140,910	1,140,173	42,411	1,899,971	759,798
Chief Financial Officer	2016	406,980	141,967	82,742	538,025	27,843	1,197,557	659,532

Paul G. Townsley	2018	386,163	143,884	127,075	368,199	38,495	1,068,052	699,853
Vice President, Rates &	2017	367,131	150,297	121,440	558,960	29,788	1,227,616	668,656
Regulatory Matters	2016	345,903	141,967	70,390	428,076	18,406	1,004,742	576,666

Robert J. Kuta	2018	324,856	143,884	108,550	290,457	46,237	923,537	633,080
Vice President,	2017	321,390	145,216	106,260	356,131	46,358	975,355	619,224
Engineering	2016	307,002	116,250	62,424	229,010	43,743	758,429	529,419

Lynne P. McGhee	2018	306,967	143,884	98,800	206,348	30,547	792,721	586,373
Vice President,	2017	292,340	150,297	96,690	1,005,958	33,293	1,578,578	572,620
General Counsel	2016	275,834	141,967	56,222	537,848	30,047	1,041,918	504,070

(1)
Amounts reflect the full grant date fair value of RSAs and performance-based RSUs granted in the years shown, calculated in accordance with FASB Accounting Standards Codification (ASC) Topic 718, disregarding estimates for forfeitures and assuming target performance. Assumptions used in the calculation of these amounts are included in footnote 12 of Group's annual report on Form 10-K filed with the SEC on February 28, 2019. The amounts reported are as follows: Mr. Kropelnicki, RSAs of $265,111 and RSUs granted in 2018 of $88,370 with a maximum value of $176,741; Mr. Smegal, RSAs of $69,172 and RSUs granted in 2018 of $23,057 with a maximum value of $46,114; Mr. Townsley, RSAs of $69,172 and RSUs granted in 2018 of $23,057 with a maximum value of $46,114; Mr. Kuta, RSAs of $69,172 and RSUs granted in 2018 of $23,057 with a maximum value of $46,114; and Ms. McGhee, RSAs of $69,172 and RSUs granted in 2018 of $23,057 with a maximum value of $46,114. The RSUs reported reflect the grant date fair value of the 2018 portion of the award as performance goals are set for each year of the performance period.

(2)
Amounts in this column reflect the amount paid to each executive pursuant to the performance-based short-term incentive compensation program for the applicable year.

(3)
Amounts in this column are the year-over-year, non-cash, changes in the actuarial present value of the accrued pension liability and do not represent actual compensation paid to any of the Named Executive Officers. Pension values are included in customer rates through a rate recovery mechanism and may fluctuate significantly from year to year depending on a number of factors including changes in the discount rate, changes in mortality rates, changes in compensation, years of service, and vesting. The interest rate and mortality rate assumptions are consistent with those used in the Group's financial statements and include amounts which the executives may not be entitled to receive due to vesting requirements consistent with the plans. For further information, see the "Basic and Supplemental Pension Plan Benefits" section of this Proxy Statement. Earnings on the nonqualified deferred compensation plan are noted on the Nonqualified Deferred Compensation table for those executives participating in the plan. Earnings have been excluded from this table since earnings were not at above market or at preferential rates.

(4)
All other compensation for 2018 is comprised of 401(k) matching contributions made by the Group on behalf of the executive, the personal use of company-provided vehicles and associated insurance,

CALIFORNIA WATER SERVICE GROUP  |  2019 Proxy Statement    45

  supplemental medical reimbursement plan, and relocation benefits. The value of the 401(k) matching contributions made by Group on behalf of the named executives was $16,500 for all five listed executives. The reported value attributable to personal use of company-provided cars are as follows: Mr. Kropelnicki, $10,286; Mr. Smegal, $13,635; Mr. Townsley, $4,236; Mr. Kuta, $10,454; and Ms. McGhee, $6,775. The recorded cost for the supplemental medical plan was $17,184 for all named executive officers, except Ms. McGhee who was $6,072. Additionally, Mr. Kuta received a housing allowance for the first three months of 2018 in connection with his relocation to San Jose, California as approved by the Organization and Compensation Committee.

Grants of Plan-Based Awards for Fiscal Year Ended 2018

The table below sets forth certain information with respect to awards granted during the fiscal year ended December 31, 2018, to each of our NEOs.

								All Other Stock Awards: Number of Shares of Stock or Units (#) (i)
									Grant Date Fair Value of Stock and Options Awards ($) (l)
		Estimated Payouts Under Non- Equity Incentive Plan Awards ($)(1)			Estimated Payouts Under Equity Incentive Plan Awards(2)
Name (a)	Grant Date (b)	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)

Martin A. Kropelnicki(3)	03/6/2018	$0	$958,000	$1,916,000	0	7,489	14,978	7,489	$530,221
Thomas F. Smegal III(3)	03/6/2018	0	110,500	221,000	0	1,954	3,908	1,954	138,343
Paul G. Townsley(3)	03/6/2018	0	83,500	167,000	0	1,954	3,908	1,954	138,343
Robert J. Kuta(3)	03/6/2018	0	76,000	152,000	0	1,954	3,908	1,954	138,343
Lynne P. McGhee(3)	03/6/2018	0	97,750	195,500	0	1,954	3,908	1,954	138,343

(1)
The threshold, target, and maximum values reported are for the performance-based short-term incentive compensation program.

(2)
The threshold, target, and maximum units reported are for the full RSU award for the 2018 - 2020 performance period.

(3)
The RSAs granted to the executives on March 6, 2018, pursuant to the Incentive Plan vest over three years, with one-third of the RSAs vesting on the first anniversary of the grant date and the remaining RSAs vesting in equal quarterly installments thereafter. The RSUs reported reflect the grant date fair value of the 2018 portion of the award as performance goals are set for each year of the performance period.

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Outstanding Equity Awards at Fiscal Year Ended 2018

	Stock Awards			Equity Incentive Plan Awards
Name (a)	Number of Shares or Units of Stock That Have Not Vested (#) (g)		Market Value of Shares or Units of Stock That Have Not Vested ($)(1) (h)	Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Market Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)

Martin A. Kropelnicki	967	(2)	46,087	11,593	(2)	552,522
	3,428	(3)	163,378	8,223	(3)	391,908
	7,489	(4)	356,926	7,489	(4)	356,926

Thomas F. Smegal III	253	(2)	12,058	3,025	(2)	144,172
	895	(3)	42,656	2,145	(3)	201,231
	1,954	(4)	93,128	1,954	(4)	93,128

Paul G. Townsley	253	(2)	12,058	3,025	(2)	144,172
	895	(3)	42,656	2,145	(3)	201,231
	1,954	(4)	93,128	1,954	(4)	93,128

Robert J. Kuta	253	(2)	12,058	3,025	(2)	144,172
	895	(3)	42,656	2,145	(3)	201,231
	1,954	(4)	93,128	1,954	(4)	93,128

Lynne P. McGhee	253	(2)	12,058	3,025	(2)	144,172
	895	(3)	42,656	2,145	(3)	201,231
	1,954	(4)	93,128	1,954	(4)	93,128

(1)
The market value of the stock awards represents the product of the closing price for the Group's common stock on the New York Stock Exchange as of December 31, 2018, which was $47.66, and the number of shares underlying each such award.

(2)
Awards were granted on March 1, 2016, with 33.3% vesting on March 1, 2017, and the remaining 66.7% vesting ratably over 24 months. RSUs are for performance periods 2016, 2017, and 2018 and vest on March 1, 2019.

(3)
Awards were granted on February 28, 2017, with 33.3% vesting on February 28, 2018, and the remaining 66.7% vesting ratably over 24 months. RSUs are for performance periods 2017, 2018, and 2019 and vest on February 28, 2020.

(4)
Awards were granted on March 6, 2018, with 33.3% vesting on March 6, 2019, and the remaining 66.7% vesting ratably over 24 months. RSUs are for performance periods 2018, 2019, and 2020 and vest on March 6, 2021.

Option Exercises and Stock Vested for Fiscal Year Ended 2018

	Option Awards		Stock Awards
Name (a)	Number of Shares Acquired on Exercise (#) (b)	Value Realized on Exercise ($) (c)	Number of Shares Acquired on Vesting (#) (d)	Value Realized on Vesting ($) (e)

Martin A. Kropelnicki	—	—	25,625	$972,229
Thomas F. Smegal III	—	—	5,961	227,102
Paul G. Townsley	—	—	5,961	227,102
Robert J. Kuta	—	—	5,053	193,830
Lynne P. McGhee	—	—	5,961	227,102

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Pension Benefits for Fiscal Year Ended 2018

The table below shows the present value of accumulated benefits payable to each of our NEOs, including the number of years of service credited to each executive under the California Water Service Pension Plan ("Pension Plan") and the SERP, each of which is described elsewhere in this Proxy Statement.

Name (a)	Plan Name (b)	Number of Years Credited Service (#)(1) (c)	Present Value of Accumulated Benefit ($)(2) (d)

Martin A. Kropelnicki	California Water Service Pension Plan	12.80	$916,937
President & CEO	Supplemental Executive Retirement Plan	12.80	13,865,473
Thomas F. Smegal III	California Water Service Pension Plan	21.67	1,270,763
Vice President, Chief Financial Officer and Treasurer	Supplemental Executive Retirement Plan	15.00	3,747,504
Paul G. Townsley	California Water Service Pension Plan	5.83	538,458
Vice President, Rates and Regulatory Matters	Supplemental Executive Retirement Plan	5.83	1,586,099
Robert J. Kuta	California Water Service Pension Plan	3.71	295,930
Vice President, Engineering	Supplemental Executive Retirement Plan	3.71	705,277
Lynne P. McGhee	California Water Service Pension Plan	15.56	1,062,744
Vice President, General Counsel	Supplemental Executive Retirement Plan	15.00	2,734,644

(1)
Assumptions used in the calculation of the present value are included in footnote 11 of Group's annual report on Form 10-K filed with the SEC on February 28, 2019.

(2)
Includes amounts the NEOs may not currently be entitled to receive because such amounts are not vested.

The benefits under the SERP are obtained by applying the same benefit provisions of the Pension Plan, a tax-qualified plan, to all compensation included under the Pension Plan, without regard to these limits, reduced by benefits actually accrued under the Pension Plan. Under the SERP, all eligible executives are fully vested after 15 years of service and at age 60. SERP participants are eligible for early retirement starting at age 55 and would receive a reduced benefit ranging from 74% to 95% of their monthly SERP benefit upon early retirement between the ages of 55 and 60. Under the Pension Plan, all eligible employees, including executives, are fully vested after 35 years of service. The SERP is structured such that benefits are paid to executives on a "pay as you go" basis. None of our executives received any payments under the Pension Plan or SERP during 2018.

The combined maximum benefit payout under the SERP and Pension Plan achievable by an executive is 60% of the average, eligible compensation paid over the previous 36 months prior to retirement, excluding any equity compensation.

48    CALIFORNIA WATER SERVICE GROUP  |  2019 Proxy Statement

Nonqualified Deferred Compensation for Fiscal Year Ended 2018

Name (a)	Executive Contributions in Last FY ($)(1) (b)	Aggregate Earnings in Last FY ($)(1) (d)	Aggregate Withdrawals/ Distributions ($) (e)	Aggregate Balance at Last FY ($)(2) (f)

Martin A. Kropelnicki	$122,900	$(112,544)	$—	$1,194,332
Thomas F. Smegal III	—	—	—	—
Paul G. Townsley	40,152	(14,027)	—	224,915
Robert J. Kuta	5,000	(359)	—	11,629
Lynne P. McGhee	—	(1,074)	—	21,505

(1)
All of the amounts reported under "Executive Contributions in Last FY" are included in the Summary Compensation Table for 2018. None of the amounts reported under "Aggregate Earnings in Last FY" are included in the Summary Compensation Table for 2018.

(2)
The amounts reported under "Aggregate Balance at Last FY" that are included in the Summary Compensation Table in years prior to 2018 are as follows: Mr. Kropelnicki, $906,603; Mr. Townsley, $168,733; Mr. Kuta, $2,282.

The Deferred Compensation Plan provides specified benefits to a select group of management and highly compensated employees who contribute materially to the continued growth, development, and future business success of the Group. The Deferred Compensation Plan permits the Group's executives and eligible managers to defer up to 50% of their base salary. The Group does not make any contributions to the Deferred Compensation Plan. The Deferred Compensation Plan's investment options are similar, but not identical, to the Group's tax-qualified 401(k) plan and are funded by a Rabbi trust created for the funding of such benefits. Benefits under the Deferred Compensation Plan are payable by the Group upon separation from service with the Group either in lump sum at separation, in monthly installments over five years following separation, or in lump sum or installments commencing five years following separation.

Potential Payments upon Termination or Change in Control

The information below describes certain compensation that would have become payable under existing plans and contractual arrangements assuming a termination of employment, or a change in control and termination of employment, had occurred on December 31, 2018, given the executive's compensation and service levels as of such date. In addition to the benefits described below, upon any termination of employment, each of the executives would also be entitled to the benefits as described in the table of Pension Benefits for Fiscal Year 2017 and the amount shown in the column labeled "Aggregate Balance at Last FY" of the table of Nonqualified Deferred Compensation for Fiscal Year 2018 above.

On December 16, 1998, the Group adopted the Executive Severance Plan. The Executive Severance Plan provides that if within 24 months following a change in control of the Group, the executive's employment is terminated by the Group for any reason other than good cause or by the executive for good reason, the Group will make a cash payment to the executive in an amount equal to three times such executive's base salary on the date of the change in control or on the date that the executive's employment terminates, whichever is greater. The payments would be paid in three equal annual installments commencing on the first of the month following the month in which the executive's employment terminated and payable thereafter on the anniversary of the initial payment date. Each executive will also receive a gross-up payment if the executive is required to pay an excise tax under section 4999 of the Internal Revenue Code.

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Each executive's entitlement to the severance payment is conditioned upon execution of a release agreement. Additionally, the executive forfeits the right to receive the severance payment if he or she violates the non-solicitation and confidentiality provisions of the Executive Severance Plan.

For purposes of the Executive Severance Plan, the term "change in control" means the occurrence of (i) any merger or consolidation of the Group in which the Group is not the surviving organization, a majority of the capital stock of which is not owned by the stockholders of the Group immediately prior to such merger or consolidation; (ii) a transfer of all or substantially all of the assets of the Group; (iii) any other corporate reorganization in which there is a change in ownership of the outstanding shares of the Group wherein thirty percent (30%) or more of the outstanding shares of the Group are transferred to any person; (iv) the acquisition by or transfer to a person (including all affiliates or associates of such person) of beneficial ownership of capital stock of the Group if after such acquisition or transfer such person (and their affiliates or associates) is entitled to exercise thirty percent (30%) or more of the outstanding voting power of all capital stock of the Group entitled to vote in elections of directors; or (v) the election to the Board of Directors of the Group of candidates who were not recommended for election by the Board of Directors of the Group in office immediately prior to the election, if such candidates constitute a majority of those elected in that particular election.

For purposes of the Executive Severance Plan, "good cause" will be deemed to exist if (i) the applicable executive engages in acts or omissions that result in substantial harm to the business or property of the Group and that constitute dishonesty, intentional breach of fiduciary obligation, or intentional wrongdoing; or (ii) the applicable executive is convicted of a criminal violation involving fraud or dishonesty.

For purposes of the Executive Severance Plan, "good reason" will be deemed to exist if, without the applicable executive's consent, (i) there is a significant change in the nature or the scope of the applicable executive's authority or in his or her overall working environment; (ii) the applicable executive is assigned duties materially inconsistent with his or her present duties, responsibilities and status; (iii) there is a reduction in the applicable executive's rate of base salary or bonus; or (iv) the Group changes by 100 miles or more the principal location in which the applicable executive is required to perform services. Had a change in control occurred during fiscal year 2018 and had their employment been terminated on December 31, 2018, either without good cause or by the executive for good reason, the NEOs would have been eligible to receive the payments set forth in the table below.

In addition to the Executive Severance Plan, each executive is covered by the Group's general severance policy. Under the severance policy, each non-union employee of Group whose employment is terminated without cause is entitled to severance pay of either one week's pay after completing two years of service or two weeks' pay after completing five or more years of service, provided at least two weeks' notice is given. In addition, all executives are entitled to a payout of six weeks of vacation time upon any termination of employment, to be paid in a lump sum at termination. In the absence of a change in control, had their employment been terminated on December 31, 2018, without cause, the executives would have been eligible to receive the payments set forth below.

50    CALIFORNIA WATER SERVICE GROUP  |  2019 Proxy Statement

Potential Payments upon Termination or Change in Control

Name	Change in Control and Termination of Employment Severance Amount ($)	Termination of Employment without a Change in Control Severance Amount ($)

Martin A. Kropelnicki	$2,874,000	$147,385
Thomas F. Smegal III	1,326,000	68,000
Paul G. Townsley	1,173,000	60,154
Robert J. Kuta	1,002,000	44,962
Lynne P. McGhee	912,000	46,769

CEO Pay Ratio

As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of Regulation S-K, we are providing the following information about the ratio of the annual total compensation, calculated in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K of our median compensated employee and the annual total compensation of our President & CEO, Martin A. Kropelnicki.

The 2018 annual total compensation of the median compensated of all our employees who were employed on December 31, 2018, other than our President & CEO, was $93,630; Mr. Kropelnicki's 2018 annual total compensation was $5,913,608, inclusive of $3,113,669 which as previously disclosed represents the estimated non-cash present value changes in the actuarial projections of his future potential pension benefits under the groups authorized retirement plans; the ratio of these amounts was 1-to-63. Actual benefits earned are contingent upon a number of factors including years of service, age at retirement, expected life mortality tables, interest rates, and service level vesting requirements. Excluding the $3,114,609 estimated change in present value of the actuarially projected pension benefits, the 2018 annual total compensation of both Mr. Kropelnicki's and our median compensated employee, who had a negative change in present value during 2018 due to an increase in the discount rate of the plan, would result in 2018 annual compensation of $2,798,999 and $93,630 respectively, the ratio of these amounts was 1-to-30.

The SEC's rules for identifying the median compensated employee and calculating the pay ratio based on that employee's annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their employee populations and compensation practices. As a result, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies have different employee populations and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.

The pay ratio reported above is a reasonable estimate calculated in a manner consistent with SEC rules based on our payroll and employment records and the methodology described below. For these purposes, we identified the median compensated employee by first including full-time, part-time, seasonal, and temporary employees, excluding the President & CEO, for a total of 1,174 employees in the median compensation pool. We used actual salary and compensation paid in 2018, as reflected in our payroll records, excluding equity awards and bonus payments as these are not broadly distributed, to determine the median employee. We then calculated the median employee's total compensation in accordance with SEC rules to

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determine the pay ratio. We did not annualize the compensation for any employee who did not work for the entire year. We identified our employee population as of December 31, 2018 based on our payroll records.

Director Compensation

For Fiscal Year Ended 2018

The Group's non-employee directors receive retainers comprised of both a cash award and an equity award along with meeting fees for their service. The Nominating/Corporate Governance Committee is responsible for non-employee director compensation and makes recommendations to the Board. For 2018, the Nominating/Corporate Governance retained the services of Veritas for determining non-employee director compensation.

Our 2018 director compensation program is summarized in the table below:

2018 Director Compensation Program

Board Retainers:
Annual Base Retainer – All Directors	$55,000
Chairman of the Board Retainer	$60,000
Lead Director Retainer	$22,000
Committee Chair Retainers:
Audit Committee Chair Retainer	$15,000
Organization and Compensation Committee Chair Retainer	$13,500
Nominating and Corporate Governance Committee Chair Retainer	$12,500
Finance and Risk Management Committee Chair Retainer	$10,000
Board/Committee Meeting Attendance Fees:
Chairman of the Board – Board Attendance Fee	$4,600
All other Directors – Board Attendance Fee	$2,300
Chairman of the Board – Committee Attendance Fee	$1,800
All other Directors – Committee Attendance Fees	$1,800
Equity:
Annual RSA Equity Grants(1)	$80,000

(1)
In 2018, non-employee directors received grants of restricted stock valued at $80,000 as the Board retainer. The restricted stock grants were made on March 1, 2018, and were fully vested on the first anniversary of the grant date.

In September of 2018, Veritas provided assistance to the Nominating/Corporate Governance Committee in the annual review of director compensation, with recommendations based on competitive positioning, both in terms of individual compensation components and total compensation. With consideration for this review, the Nominating/Corporate Governance Committee approved increases to the foregoing amounts, effective January 1, 2019, as follows: non-employee directors will receive an annual base retainer of $63,600 (an increase from $55,000 in 2017) and a grant of restricted stock valued at $80,000. The Audit Committee chair will receive an $18,000 retainer, while chair retainers for the Finance and Risk Management Committee, the Organization and Compensation Committee, and the Nominating/Corporate Governance Committee will be unchanged, at $10,000, $13,500, and $12,500, respectively. Board and committee meeting fees for the chairman and other non-employee directors will remain unchanged for 2019. The chairman will receive a Board retainer of $63,600 and a chairman retainer of $60,000 for 2019. The lead director will receive a $22,000 retainer due to continued increased responsibilities, including stockholder engagement.

52    CALIFORNIA WATER SERVICE GROUP  |  2019 Proxy Statement

The Board of Directors requires non-employee directors to maintain a certain amount of stock ownership consistent with our stock ownership requirements. Pursuant to the Group's Corporate Governance Guidelines, available on the Group's website at http://www.calwatergroup.com, beneficial ownership of an aggregate amount of shares having a value of five times the amount of the annual base retainer is required. Non-employee directors are required to achieve the relevant ownership threshold within five years following adoption of the requirements or five years after commencing service, whichever is later. The Nominating/Corporate Governance Committee will review compliance with these requirements for non-employee directors on an annual basis.

Directors may elect to defer cash compensation payable to them under the Group's deferred compensation plan in the same manner as applicable to the Group's executives as described above. In addition, the Group maintains a Director Retirement Plan for the benefit of its non-employee directors. In December 2005, this plan was closed to new participants; however Mr. Magnuson was, at that time, a participant in the plan and thus continues to accrue benefits thereunder. Under the Director Retirement Plan, a director who participates in the plan and retires after serving on the Board for a total of five or more years will receive a retirement benefit equivalent to $22,000 per year. This benefit will be paid for the number of years the director served on the Board, up to 10 years. Under this program in 2018, amounts were paid to former directors Douglas M. Brown, Robert W. Foy, Bonnie G. Hill, Linda R. Meier, and George A. Vera.

Non-Employee Director Compensation

Name (a)	Fees Earned or Paid in Cash ($) (b)	Stock Awards ($)(2)(3) (c)	Change in Pension Value and Non-Qualified Deferred Compensation Earnings ($)(4) (f)	Total ($) (h)

Peter C. Nelson(1)	$191,800	$73,774	$—	$265,574
Chairman
Richard P. Magnuson	138,700	73,774	—	212,474
Lead Director		73,774
Gregory E. Aliff	111,150	73,774	—	184,924
Terry P. Bayer	94,700	73,774	—	168,474
Shelly M. Esque	45,884	46,704		92,588
Edwin A. Guiles	115,500	73,774	—	189,274
Thomas M. Krummel, M.D.	110,500	73,774	—	184,274
Carol M. Pottenger	82,100	73,774		155,874
Lester A. Snow	93,400	73,774	—	167,174

(1)
Mr. Nelson's retainer consists of $60,000 for his role as Chairman of the Board.

(2)
Amounts reflect the full grant date fair value of each RSA granted in 2018 to the non-employee directors, calculated in accordance with FASB ASC Topic 718, disregarding estimates for forfeitures. Assumptions used in the calculation of these amounts are included in footnote 12 of Group's annual report on Form 10-K filed with the Securities and Exchange Commission on March 1, 2019.

(3)
At the end of 2018, the aggregate number of RSAs held by each current non-employee director was as follows: Peter C. Nelson, 17,272; Gregory E. Aliff, 8,013; Terry P. Bayer, 11,315; Shelly M. Esque, 1,138; Edwin A. Guiles, 32,036; Dr. Thomas M. Krummel, M.D., 23,799; Richard P. Magnuson, 30,196; Carol M. Pottenger, 2,657; and Lester A. Snow, 17,583.

(4)
Amounts in this column represent the actuarial increase in the present value of the director benefits under the Group's Director Retirement Plan. In December 2005, this plan was closed to new participants; however, any director active in 2005 will continue to accrue benefits. Amounts for 2018 consist of the negative change in present value during 2018 due to an increase in the discount rate of the plan for Mr. Richard P. Magnuson, $10,397.

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REPORT OF THE ORGANIZATION AND COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

The Organization and Compensation Committee of the Group's Board of Directors has submitted the following report for inclusion in this Proxy Statement:

The Organization and Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis contained in this Proxy Statement with management. Based on our review of and the discussions with management with respect to the Compensation Discussion and Analysis, the Organization and Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement and in the Group's annual report on Form 10-K for the fiscal year ended December 31, 2018, for filing with the SEC.

The foregoing report is provided by the following directors, who constitute the Organization and Compensation Committee:

    ORGANIZATION AND COMPENSATION COMMITTEE
            Thomas M. Krummel, M.D., Committee Chair
            Terry P. Bayer
            Edwin A. Guiles
            Lester A. Snow

ORGANIZATION AND COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The following directors were members of the Organization and Compensation Committee during the 2018 fiscal year: Thomas M. Krummel, M.D., Committee Chair, Terry P. Bayer, Edwin A. Guiles, and Lester A. Snow. No member of the Organization and Compensation Committee was an executive or employee of the Group or any of its subsidiaries during 2018, nor was any such member previously an executive of the Group or any of its subsidiaries. No member of the Organization and Compensation Committee had any material interest in a transaction of the Group or a business relationship with, in each case that would require disclosure under "Procedures for Approval of Related Person Transactions" included elsewhere in this Proxy Statement.

None of the executives of the Group have served on the board of directors or on the compensation committee of any other entity, any of whose executives served either on the Board of Directors or on the Organization and Compensation Committee of the Group.

PROCEDURES FOR APPROVAL OF RELATED PERSON TRANSACTIONS

Transactions involving related persons are reviewed on a case-by-case basis and approved as appropriate. The Board's Nominating/Corporate Governance Committee is responsible for review, approval, or ratification of "related person transactions" involving the Group or its subsidiaries and related persons. Under rules of the Securities and Exchange Commission, a related person is a director, executive officer, nominee for director, or a greater than 5% stockholder of the Group since the beginning of the previous fiscal year. Potential related person transactions are brought to the attention of management and the Board in a number of ways. Each of our directors and executive officers is instructed and periodically reminded to inform the Corporate Secretary of any potential related person transactions. In addition, each director and executive office completes a questionnaire on an annual basis designed to elicit information about any potential related person transactions.

Since the beginning of 2018, there were no related person transactions under the relevant standards.

54    CALIFORNIA WATER SERVICE GROUP  |  2019 Proxy Statement

PROPOSAL NO. 2 – ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

The Group is asking stockholders to vote on an advisory resolution to approve the Group's executive compensation programs as reported in this Proxy Statement in accordance with Section 14A of the Securities Exchange Act of 1934. The Board has adopted a policy providing for an annual advisory vote to approve executive compensation. Stockholders previously indicated their preference that the advisory vote on named executive compensation occur once every year.

We believe that our executive compensation program is strongly aligned with the long-term interests of our stockholders as well as customers. As discussed in the Compensation Discussion and Analysis section of this Proxy Statement, the Board and the Organization and Compensation Committee considered the results of these "Say-on-Pay" votes and modified our executive compensation program for 2013 and continued to apply the same effective principles when making compensation decisions for 2018.

The Group's goal for its executive compensation programs is to attract, motivate, and retain talented executives who will provide leadership for the Group. The Group seeks to accomplish this goal in a way that rewards performance and is aligned with the long-term interests of customers and stockholders. The Group believes that its executive compensation programs achieve this goal.

The "Compensation Discussion and Analysis" section of this Proxy Statement describes the Group's executive compensation programs and the decisions made by the Organization and Compensation Committee for 2018 in more detail. Highlights of the programs include the following:

•
Performance-based Equity Compensation;

•
Short-term Performance-based Incentive Compensation;

•
No Employment Agreements;

•
No Single Trigger Change in Control Benefits;

•
No Tax Gross-Ups on Perquisites;

•
Limited Perquisites;

•
Director and Executive Stock Ownership Requirements;

•
Clawback Policy; and

•
Anti-hedging and Anti-pledging Policies.

For 2018, 50% of long-term equity awards granted to our executives are in the form of RSUs subject to performance-based vesting criteria and 50% are in the form of time-based RSAs. The performance-based RSUs provide for a three-year performance period and provide for vesting based solely upon the achievement of objective performance criteria. The performance criteria are tied to the following performance metrics: water quality, customer service, plant additions, return on assets, and safety.

Further, in 2014, we introduced annual performance-based short-term incentive compensation for executives as part of the Group's executive compensation program. The Committee believes that our executive compensation program provides a good mix of short-term and long-term compensation that supports the business strategies and creates long-term stockholder value.

The Group is asking stockholders to support the named executive officer compensation as described in this Proxy Statement. The Organization and Compensation Committee and the

CALIFORNIA WATER SERVICE GROUP  |  2019 Proxy Statement    55

Board believe that the policies and procedures articulated in the "Compensation Discussion and Analysis" are effective in achieving the Group's goals and that the compensation of the Group's named executive officers reported in this Proxy Statement has supported and contributed to the Group's success. Accordingly, the Group asks stockholders to vote "FOR" the following resolution at the Annual Meeting:

  "RESOLVED, that the stockholders of California Water Service Group approve, on an advisory basis, the compensation paid to California Water Service Group's named executive officers, as disclosed in this Proxy Statement pursuant to the SEC's compensation disclosure rules, including the Compensation Discussion and Analysis, the compensation tables and related narrative discussion."

This advisory resolution, commonly referred to as a "Say-on-Pay" resolution, is not binding upon the Group, the Organization and Compensation Committee, or the Board. However, the Board and the Organization and Compensation Committee, which is responsible for designing and administering the Group's executive compensation programs, value the opinions expressed by stockholders in their vote on this proposal and will consider the outcome of the vote when making future compensation decisions for named executive officers. After consideration of the vote of stockholders at the 2018 Annual Meeting of Stockholders and other factors, the Board decided to hold advisory votes on the approval of executive compensation annually until the next advisory vote on frequency occurs. Unless the Board modifies its policy on the frequency of future advisory votes, the advisory vote to approve the 2019 executive compensation will be held at the 2020 Annual Meeting.

Vote Required

Approval of Proposal No. 2 requires the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting.

Recommendation of the Board

Our Board of Directors unanimously recommends that you vote "FOR" this proposal.

56    CALIFORNIA WATER SERVICE GROUP  |  2019 Proxy Statement

REPORT OF THE AUDIT COMMITTEE

The Audit Committee oversees the Group's financial reporting process on behalf of the Board of Directors. The Audit Committee's purpose and responsibilities are set forth in the Audit Committee charter. The current charter is available on the Group's website at http://www.calwatergroup.com. The Audit Committee consists of four members, each of whom meet the New York Stock Exchange standards for independence and the Sarbanes-Oxley Act independence standards for Audit Committee membership, and two of the Audit Committee's four members meet the requirements of an Audit Committee financial expert. During 2018, the Audit Committee met five times.

The Group's management has primary responsibility for preparing the Group's financial statements and the overall reporting process, including the Group's system of internal controls. Deloitte & Touche LLP, the Group's independent registered public accounting firm, audited the financial statements prepared by the Group and expressed their opinion that the financial statements fairly present the Group's financial position, results of operations, and cash flows in conformity with generally accepted accounting principles. Deloitte & Touche LLP expressed an adverse opinion on the Group's internal control over financial reporting as of December 31, 2018.

In connection with the December 31, 2018 financial statements, the Audit Committee:

(1)
Reviewed and discussed the audited financial statements with management and Deloitte & Touche LLP;

(2)
Discussed with Deloitte & Touche LLP the matters required to be discussed under applicable rules of the Public Company Accounting Oversight Board;

(3)
Received from Deloitte & Touche LLP the written disclosures and the letter required by applicable rules of the Public Company Accounting Oversight Board regarding the firm's communications with the Audit Committee concerning independence, and also discussed with Deloitte & Touche LLP the firm's independence, and considered whether the firm's provision of non-audit services and the fees and costs billed for those services are compatible with Deloitte & Touche LLP's independence; and

(4)
Met privately with Deloitte & Touche LLP and the Group's internal auditor, each of whom has unrestricted access to the Audit Committee, without management present, and discussed their evaluations of the Group's internal controls and overall quality of the Group's financial reporting and accounting principles used in preparation of the financial statements. The Committee also met privately with the Group's President & CEO, the CFO and the Controller to discuss the same issues.

Based upon these reviews and discussions, the Audit Committee recommended to the Board that the audited financial statements be included in the annual report on Form 10-K to be filed with the Securities and Exchange Commission. Additionally, the Audit Committee reviewed and discussed with management the material weakness in internal controls over financial reporting related to the design and maintenance of effective internal controls over the Group's accounting for regulatory assets and liabilities under ASC 980, specifically controls over the accuracy and completeness of the pension balancing and healthcare balancing accounts as they relate to the amounts authorized in the 2015 General Rate Case.

    AUDIT COMMITTEE
            Gregory E. Aliff, Committee Chair
            Terry P. Bayer
            Edwin A. Guiles
            Richard P. Magnuson

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RELATIONSHIP WITH THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee is directly responsible for the appointment, compensation, retention, and oversight of the Group's independent registered public accounting firm. The Audit Committee evaluates the selection of the independent registered accounting firm each year. In addition, the Audit Committee considers the independence of the independent registered public accounting firm each year and periodically considers whether there should be a regular rotation of the independent registered public auditing firm. The Audit Committee also is involved in considering the selection of Deloitte & Touche LLP's lead engagement partner when rotation is required.

Deloitte & Touche LLP has served as the Group's independent auditor since fiscal 2008. After careful consideration of a number of factors, including the length of time the firm has served in this role, the firm's past performance, and an assessment of the firm's qualifications and resources, the Audit Committee has selected Deloitte & Touche LLP to serve as the Group's independent registered public accounting firm for the year ending December 31, 2019. The Committee's selection of Deloitte & Touche LLP as the Group's independent registered public accounting firm is being submitted for ratification by vote of the stockholders at this Annual Meeting.

The following fees relate to services provided by Deloitte & Touche LLP, the Group's independent registered public accounting firm for fiscal years 2017 and 2018.

Category of Services	2017	2018

Audit Fees(1)	$1,434,268	$1,508,950
Audit-Related Fees	0	65,000
Tax Fees	0	11,240
All Other Fees	221,358	0
Total	1,655,626	$1,585,190

(1)
The audit services included audits of the Group's annual financial statements for the years ended December 31, 2017 and 2018, and quarterly reviews of the Group's interim financial statements. Included also are fees related to the audit of the effectiveness of internal control over financial reporting.

(2)
The services comprising the fees disclosed under "All Other Fees" included non-tax related advisory and consulting services.

Fees reported in the above table are those billed or expected to be billed for audit services related to that fiscal year and for other services rendered during that fiscal year.

The Audit Committee is responsible for overseeing audit fee negotiations associated with the retention of Deloitte & Touche LLP for the audit of the Group. Additionally, it is the policy of the Audit Committee, as set forth in its charter, to approve in advance all audit and permissible non-audit services to be provided by the independent registered public accounting firm, as well as related fees. Under applicable law, the Audit Committee may delegate preapproval authority to one or more of its members, and any fees preapproved in this manner must be reported to the Audit Committee at its next scheduled meeting.

58    CALIFORNIA WATER SERVICE GROUP  |  2019 Proxy Statement

PROPOSAL NO. 3 – RATIFICATION OF SELECTION OF DELOITTE & TOUCHE LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2019

After consideration, and as a matter of good corporate governance, the Board is requesting stockholder ratification of Deloitte & Touche LLP as the independent registered public accounting firm, to audit the Group's books, records, and accounts for the year ending December 31, 2019. The members of the Audit Committee and the Board believe that the continued retention of Deloitte & Touche LLP to serve as the Group's independent registered public accounting firm is in the best interests of the Group and its stockholders. Following the recommendation of the Audit Committee, the Board recommends a vote "FOR" the adoption of this proposal. Representatives of Deloitte & Touche LLP will be present at the meeting to answer questions and will have an opportunity to make a statement if they desire to do so. If the stockholders do not ratify this appointment, the Audit Committee will reconsider the selection of the independent registered public accounting firm.

Vote Required

Ratification of the selection of the independent registered public accounting firm for 2019 requires the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting.

Recommendation of the Board

Our Board of Directors unanimously recommends that you vote "FOR" this proposal.

OTHER MATTERS

Adjournment

Notice of adjournment need not be given if the date, time, and place thereof are announced at the Annual Meeting at which the adjournment is taken. However, if the adjournment is for more than 30 days, or if a new record date is fixed for the adjourned Annual Meeting, a notice of the adjourned Annual Meeting will be given to each stockholder entitled to vote at the Annual Meeting. At adjourned annual meetings, any business may be transacted that might have been transacted at the original Annual Meeting.

Cost of Proxy Solicitation

The Group will bear the entire cost of preparing, assembling, printing, and mailing this Proxy Statement, the proxies, and any additional materials which may be furnished by the Board to stockholders. The solicitation of proxies will be made by the use of the U.S. Postal Service and also may be made by telephone, or personally, by directors, executive officers, and regular employees of the Group, who will receive no extra compensation for such services. Morrow Sodali, LLC, 470 West Avenue, Stamford, CT 06902 was hired to assist in the distribution of proxy materials and solicitation of votes for a $9,000 fee, plus distribution expenses. The Group will reimburse brokerage houses and other custodians, nominees, and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to stockholders.

Other Matters

The Board is not aware of any other matters to come before the Annual Meeting. If any other matters should be brought before the Annual Meeting or any adjournment or postponement thereof, upon which a vote properly may be taken, the proxy holders will vote in their

CALIFORNIA WATER SERVICE GROUP  |  2019 Proxy Statement    59

discretion unless otherwise provided in the proxies. The report of the Organization and Compensation Committee, and the report of the Audit Committee, are not to be considered as incorporated by reference into any other filings that the Group makes with the SEC under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended. These portions of this Proxy Statement are not a part of any of those filings unless otherwise stated in those filings.

Code of Ethics

The Group has adopted written codes of ethics for all directors, executive officers, and employees. The codes are posted on the Group's website at http://www.calwatergroup.com. The codes are also available in written form upon request to the Corporate Secretary, California Water Service Group, 1720 North First Street, San Jose, California 95112-4508.

Stockholders Sharing an Address

The SEC allows the Group to deliver a single proxy statement and annual report to an address shared by two or more of our stockholders. This delivery method, referred to as "householding," can result in significant cost savings for the Group. In order to take advantage of this opportunity, banks and brokerage firms that hold shares for stockholders who are the beneficial owners, but not the record holders, of the Group's shares, have delivered only one proxy statement and annual report to multiple stockholders who share an address, unless one or more of the stockholders has provided contrary instructions. For stockholders who are the record holders of the Group's shares, the Group may follow a similar process absent contrary instructions. The Group will deliver promptly, upon written or oral request, a separate copy of the proxy statement and annual report to a stockholder at a shared address to which a single copy of the documents was delivered. A stockholder who wishes to receive a separate copy of the proxy statement and annual report, now or in the future, may obtain one, without charge, by addressing a request to the Corporate Secretary, California Water Service Group, 1720 North First Street, San Jose, California 95112-4508 or calling (408) 367-8200. Stockholders of record sharing an address who are receiving multiple copies of proxy materials and annual reports and wish to receive a single copy of such materials in the future should submit their request by contacting the Group in the same manner. If you are the beneficial owner, but not the record holder, of the Group's shares and wish to receive only one copy of the proxy statement and annual report in the future, you will need to contact your broker, bank, or other nominee to request that only a single copy of each document be mailed to all stockholders at the shared address in the future.

Copies of Annual Report on Form 10-K

The Group, upon written request, will furnish to record and beneficial holders of its common stock, free of charge, a copy of its Annual Report on Form 10-K (including financial statements and schedules but without exhibits) for fiscal year 2018. Copies of exhibits to Form 10-K also will be furnished upon request for a payment of a fee of $0.50 per page. All requests should be directed to the Corporate Secretary, California Water Service Group, 1720 North First Street, San Jose, California 95112-4508.

Electronic copies of the Group's Form 10-K, including exhibits and this Proxy Statement will be available on the Group's website at http://www.calwatergroup.com.

Disclaimer Regarding Website

The information contained on the Group's website is not to be deemed included or incorporated by reference into this Proxy Statement.

60    CALIFORNIA WATER SERVICE GROUP  |  2019 Proxy Statement

SITE
1720 NORTH FIRST STREET
BROKAW ROAD
101
NORTH FIRST STREET
FOURTH STREET
SKYPORT
GISH
ARCHER
GUADALUPE PARKWAY
880
N
SAN JOSE AIRPORT
HEDDING STREET
COLEMAN AVENUE
SANTA CLARA STREET
ALAMEDA
RACE STREET
17
280

California Water Service Group
California Water Service Company,
Hawaii Water Service Company,
New Mexico Water Service Company,
Washington Water Service Company,
CWS Utility Services, and
HWS Utility Services
1720 North First Street
San Jose, CA 95112-4508
(408) 367-8200

VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 05/28/2019. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. CALIFORNIA WATER SERVICE GROUP ATTN:MICHELLE MORTENSEN 1720 NORTH FIRST STREET SAN JOSE, CA 95112-4598 VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on 05/28/2019. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. The Board of Directors recommends you vote FOR all the nominees listed in proposal 1. 1. ELECTION OF DIRECTORS Nominees Gregory E. Aliff For 0 0 0 0 0 0 0 0 0 0 Against 0 0 0 0 0 0 0 0 0 0 Abstain 0 0 0 0 0 0 0 0 0 0 1A The Board of Directors recommends you vote FOR proposals 2 and 3. For 0 0 Against 0 0 Abstain 0 0 1B Terry P. Bayer 2 ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION. RATIFICATION OF THE SELECTION OF DELOITTE & TOUCHE LLP AS THE GROUP'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2019. 1C Shelly M. Esque 3 1D Edwin A. Guiles 1E Martin A. Kropelnicki NOTE: I authorize the proxies to vote according to their discretion on any other matters that properly come before the Annual Meeting or any adjournment or postponement thereof. 1F Thomas M. Krummel, M.D. 1G Richard P. Magnuson 1H Peter C. Nelson 1I Carol M. Pottenger 1J Lester A. Snow Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date 0000419131_1 R1.0.1.18

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Annual Report, 10K and Proxy Statement is/ are available at www.proxyvote.com CALIFORNIA WATER SERVICE GROUP THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS MARTIN A. KROPELNICKI and MICHELLE R. MORTENSEN, and each of them with full power of substitution, are hereby authorized to vote, as designated on the reverse side, all the shares of California Water Service Group common stock of the undersigned at the Annual Meeting of Stockholders of California Water Service Group to be held at our executive offices, 1720 North First Street, San Jose, California on May 29, 2019 at 9:30 a.m., or at any adjournment or postponement thereof (including, if applicable, for the election of a person to the Board of Directors if any nominee named in Proposal 1 becomes unavailable to serve). By my signature on the reverse side of this proxy, I acknowledge that I have received a copy of the notice of meeting and proxy statement relating to this meeting and of the Group's most recent Annual Report to Stockholders. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S), AND IN THE DISCRETION OF THE PROXY HOLDERS UPON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH NOMINEE FOR DIRECTOR LISTED IN PROPOSAL 1, FOR PROPOSAL 2, AND FOR PROPOSAL 3. Please date, sign and mail in the enclosed envelope, or vote by Internet or telephone, as soon as possible. Continued and to be signed on reverse side 0000419131_2 R1.0.1.18